                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             LANIER WORLDWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(LANIER LOGO)

                                                              September 25, 2000

Dear Stockholder:

     We cordially invite you to our Annual Meeting of Stockholders. The meeting will be held on Thursday, October 26, 2000, at Lanier's corporate headquarters, located at 2300 Parklake Drive, N.E., Atlanta, Georgia 30345. The meeting will begin promptly at 9:00 a.m., local time.

     At this year's meeting, you will vote on the election of two directors, the ratification of the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, the ratification of the amended and restated Lanier Worldwide, Inc. Key Contributor Incentive Plan, the ratification of the amended and restated Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees and the ratification of Ernst & Young LLP's appointment as Lanier's independent auditors.

     Please date, sign and return your proxy card in the enclosed envelope as soon as possible to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

                                           Sincerely,

                                           /s/ Wesley E. Cantrell
                                           Wesley E. Cantrell
                                           Chairman of the Board and
                                           Chief Executive Officer

(LANIER LOGO)

                             LANIER WORLDWIDE, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 2000
                             ---------------------

To the Stockholders of Lanier Worldwide, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Lanier Worldwide, Inc. will be held on Thursday, October 26, 2000, at Lanier's corporate headquarters, located at 2300 Parklake Drive, N.E., Atlanta, Georgia 30345, beginning at 9:00 a.m., local time, for the following purposes:

          (1) To elect two directors to serve for three-year terms;

          (2) To ratify the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan;

          (3) To ratify the amended and restated Lanier Worldwide, Inc. Key Contributor Incentive Plan;

          (4) To ratify the amended and restated Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees;

          (5) To ratify the appointment of Ernst & Young LLP as independent auditors; and

          (6) To transact such other business as may properly come before the meeting.

     Holders of record of common stock at the close of business on September 1, 2000 are entitled to notice of and to vote upon all matters at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting so that we may have the opportunity to meet with you and discuss the affairs of the Company. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THE COMPANY MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A stamped, addressed envelope is enclosed for your convenience in returning your proxy.

                                          By Order of the Board of Directors,

                                          /s/ J. Michael Kelly
                                          J. Michael Kelly
                                          Vice President, General
                                          Counsel and Secretary

Atlanta, Georgia
September 25, 2000

                             LANIER WORLDWIDE, INC.
                           2300 PARKLAKE DRIVE, N.E.
                             ATLANTA, GEORGIA 30345
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 2000

     The 2000 Annual Meeting of Stockholders of Lanier Worldwide, Inc. will be held on October 26, 2000, at Lanier's corporate headquarters, located at 2300 Parklake Drive, N.E., Atlanta, Georgia 30345, beginning promptly at 9:00 a.m., local time. The enclosed form of proxy is solicited by our Board of Directors. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to holders of our common stock on or about September 25, 2000.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and proxy card because you own shares of common stock in Lanier Worldwide, Inc. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint James A. MacLennan and J. Michael Kelly as your representatives at the Annual Meeting. Mr. MacLennan and Mr. Kelly will vote your shares, as you have instructed them on the proxy card, at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting in case your plans change.

     If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. MacLennan and Mr. Kelly will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on (1) the election of two directors, (2) the ratification of the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, (3) the ratification of the amended and restated Lanier Worldwide, Inc. Key Contributor Incentive Plan, (4) the ratification of the amended and restated Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees, and (5) the ratification of the appointment of Ernst & Young LLP as independent auditors. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Stockholders as of the close of business on September 1, 2000. This is referred to as the record date. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     YOU MAY VOTE BY MAIL. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

     YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE ANNUAL MEETING?

     Shares are counted as present at the Annual Meeting if the stockholder either is present and votes in person at the Annual Meeting or has properly submitted a proxy card.

     As of September 1, 2000, 84,728,818 shares of common stock were issued and outstanding. A majority of the outstanding shares as of the record date, equal to 42,364,410 shares, must be present at the Annual Meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Corporate Secretary at 2300 Parklake Drive, Atlanta, Georgia 30345;

     - signing another proxy with a later date; or

     - voting again at the Annual Meeting.

HOW MAY I VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTOR?

     With respect to the election of nominees for director, you may:

     - vote FOR the election of the two nominees for director;

     - WITHHOLD AUTHORITY to vote for the two nominees; or

     - WITHHOLD AUTHORITY to vote for one of the nominees and vote FOR the remaining nominee.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     If a quorum is present at the meeting, the two nominees receiving the greatest number of affirmative votes will be elected to serve as directors. These numbers are called a plurality. Shares that are not voted and shares whose votes are withheld will not affect the outcome of the election for directors. Withholding authority to vote for a particular nominee will not prevent that nominee from being elected.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW MAY I VOTE FOR THE RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. STOCK INCENTIVE PLAN, THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. KEY CONTRIBUTOR INCENTIVE PLAN AND THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES?

     With respect to the proposals to ratify the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, the amended and restated Lanier Worldwide, Inc. Key Contributor Incentive Plan and the amended and restated Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees, you may:

     - vote FOR ratification;

     - vote AGAINST ratification; or

     - ABSTAIN from voting on the proposals.

HOW MANY VOTES MUST THE RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. STOCK INCENTIVE PLAN, THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. KEY CONTRIBUTOR INCENTIVE PLAN AND THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES RECEIVE TO PASS?

     If a quorum is present at the Annual Meeting, the ratification of the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, the amended and restated Lanier Worldwide, Inc. Key Contributor Incentive Plan and the amended and restated Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. A vote to abstain from voting on any of these proposals will have the effect of a vote against the proposal.

HOW MAY I VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS?

     With respect to the proposal to ratify the appointment of Ernst & Young LLP as Lanier's independent auditors for fiscal year 2001, you may:

     - vote FOR ratification;

     - vote AGAINST ratification; or

     - ABSTAIN from voting on the proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS RECEIVE TO PASS?

     If a quorum is present at the Annual Meeting, the ratification of the appointment of the independent auditors must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. A vote to abstain from voting on this proposal will have the effect of a vote against ratification of the auditors.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you return a signed card but do not provide voting instructions, your shares will be voted FOR the two named director nominees, FOR the ratification of the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, FOR the ratification of the amended and restated Key Contributor Incentive Plan, FOR the ratification of the amended and restated Long-term Incentive Plan for Key Employees, and FOR the ratification of the appointment of the independent auditors.

     If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in "street name," your brokerage firm may vote your shares under certain circumstances. These circumstances include certain routine matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2001. The report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (770) 496-9500, the

Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC's EDGAR system at www.sec.gov.

                             ELECTION OF DIRECTORS

     Under Lanier's Certificate of Incorporation and By-laws, the Board of Directors determines the number of directors. The Certificate of Incorporation divides the Board of Directors into three classes with the directors in each class serving a term of three years.

     There are two directors, Sidney E. Harris and Amos R. McMullian, whose terms expire at the Annual Meeting. Messrs. Harris and McMullian have been nominated to stand for re-election as directors at the Annual Meeting to serve until the 2003 annual stockholders' meeting, and until their successors have been duly elected and qualified. In addition to Messrs. Harris and McMullian, there are five other directors continuing to serve on the board, whose terms expire in 2001 and 2002.

     Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this proxy statement. The Board of Directors has no reason to believe that the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting a nominee should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect a substitute nominee recommended by the Board of Directors.

     The following list sets forth the names of the nominees for election to the Board of Directors and the names of the incumbent directors. This list also contains, as to the nominees and incumbent directors, certain information that has been furnished by the respective individuals.

NOMINEES FOR ELECTION -- TERM EXPIRING 2003
SIDNEY E. HARRIS
Atlanta, Georgia

     Mr. Harris, age 50, is the Dean of the J. Mack Robinson College of Business, Georgia State University. From 1987 through July 1997 he was a Professor of Management at the Peter F. Drucker Graduate Management Center at the Claremont Graduate School, Claremont, California. He is a director of TransAmerica Investors, Inc., ServiceMaster Company and Amresco, Inc. Mr. Harris has been a director of Lanier since 1999 and is a member of the Audit Committee.

AMOS R. McMULLIAN
Thomasville, Georgia

     Mr. McMullian, age 62, is the Chairman of the Board of Directors and Chief Executive Officer of Flowers Industries, Inc. and has been employed by Flowers Industries, Inc. and its predecessor companies since 1963. He is also a director of Keebler Foods Company and serves on the Board of Trustees of the Georgia Research Alliance. Mr. McMullian has been a director of Lanier since 1999 and is a member of the Executive Committee and the Nominating and Compensation Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR SIDNEY E. HARRIS AND AMOS R. MCMULLIAN TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2003 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INCUMBENT DIRECTORS -- TERM EXPIRING 2001
C. LANCE HERRIN
Atlanta, Georgia

     Mr. Herrin, age 59, is the President and Chief Operating Officer of the Company. He has been employed by Lanier and its predecessor companies since 1967. Mr. Herrin is also a director of GuideOne Insurance. He has been a director of Lanier since 1999 and is a member of the Executive Committee.

DAVID H. HUGHES
Orlando, Florida

     Mr. Hughes, age 56, has been the Chairman and Chief Executive Officer of Hughes Supply, Inc. since 1986. Mr. Hughes is also a director of SunTrust Bank, Inc. and Brown & Brown, Inc. He has been a director of Lanier since 1999 and is a member of the Audit Committee and the Nominating and Compensation Committee.

INCUMBENT DIRECTORS -- TERM EXPIRING 2002
WESLEY E. CANTRELL
Atlanta, Georgia

     Mr. Cantrell, age 65, is the Chairman of the Board and Chief Executive Officer of the Company. He has been employed by Lanier and its predecessor companies since 1955. Mr. Cantrell is also a director of Ann Taylor Stores Corp., Environmental Design International Ltd., OneCoast Network Corporation and Impact Ministries, a not for profit organization, and is a member of the advisory board of First Union National Bank of Atlanta. Mr. Cantrell has been a director of Lanier since 1999 and is Chairman of the Executive Committee.

CLARENCE B. ROGERS, JR.
Atlanta, Georgia

     Mr. Rogers, age 70, is the former Chairman of the Board and Chief Executive Officer of Equifax Inc. He served in various positions at Equifax from 1989 to 1999. Mr. Rogers is also a director of Morgan Stanley Dean Witter & Co., Briggs & Stratton Corporation, Oxford Industries, Inc., ChoicePoint, Inc., and Datagistics, Inc. Mr. Rogers has been a director of Lanier since 1999 and is Chairman of the Nominating and Compensation Committee.

JOHN F. WARD
Atlanta, Georgia

     Mr. Ward, age 57, is the Chairman, President and Chief Executive Officer of Russell Corp. He has been employed by Russell Corp. since April 1998. From September 1996 to March 1998, Mr. Ward was President of J.F. Ward Group, Inc. From 1979 until 1993, he was President and CEO of several divisions of Sara Lee Corporation, and from 1992 to August 1996, he was Senior Vice President of Sara Lee Corporation. Mr. Ward is on the advisory board of the Robert C. Goizueta Business School as well as the board of visitors at Emory University. He is a member of the board of advisors for the Metro Atlanta Chamber of Commerce, CURE Childhood Cancer, United Way's Alexis de Tocqueville Society and the board of directors of The Georgian Club in Atlanta. Mr. Ward has been a director of Lanier since 1999 and is Chairman of the Audit Committee.

MEETINGS OF THE BOARD OF DIRECTORS

     During the year ended June 30, 2000, the Board of Directors held three regular meetings and four special meetings. Each member of the Board attended at least 75% of the meetings of the Board and the committees of which he is a member.

COMMITTEES OF THE BOARD OF DIRECTORS

     Lanier's Board of Directors has established three standing committees to assist in the discharge of its responsibilities. The principal functions of each committee are described below.

  Executive Committee

     The Executive Committee evaluates and reviews Lanier's financial position and capital structure. The Executive Committee also approves capital asset transactions, and acquisitions and dispositions with a value of up to twenty million dollars. The members of the Executive Committee are Messrs. Cantrell (Chairman), Herrin and McMullian. The Executive Committee did not meet during the past fiscal year.

  Audit Committee

     The Audit Committee serves as the representative of the Board of Directors, responsible for oversight of the Company's affairs in the areas of financial accounting and reporting and the underlying internal controls, as well as the financial aspects of the Company's funded benefit plans. It also recommends the independent auditors for appointment by the Board and approval of the stockholders. The members of the Audit Committee are Messrs. Ward (Chairman), Harris and Hughes. The Audit Committee held two meetings during the past fiscal year.

     The Audit Committee reviews and monitors the Company's accounting policies and financial reporting practices, paying particular attention to any weaknesses in internal accounting policies and controls, with the primary goal being to help assure that the Company's financial statements present fairly its financial results in accordance with generally accepted accounting principles. Through its activities, the Audit Committee facilitates open communication among the Company's directors, management, internal audit functions and the independent accountants.

  Nominating and Compensation Committee

     The Nominating and Compensation Committee supervises the Company's general compensation strategies, including incentive compensation, stock options and benefit programs. The members of the Nominating and Compensation Committee are Messrs. Rogers (Chairman), Hughes and McMullian. The Nominating and Compensation Committee held four meetings during the past fiscal year.

     The Nominating and Compensation Committee reviews Lanier's compensation philosophy and establishes the compensation for officers of Lanier other than the chief executive officer and president, whose compensation is recommended by the Nominating and Compensation Committee and approved by all of the outside directors. The Nominating and Compensation Committee generally administers Lanier's stock incentive and stock based compensation plans and other incentive plans. The Nominating and Compensation Committee also oversees the administration and operation of Lanier's various retirement and pension plans, including the selection and review of the performance of the investment funds and the independent investment advisors for the plans.

     The Nominating and Compensation Committee identifies, evaluates and recommends director nominees to the Board of Directors and to be elected at the annual meeting of the stockholders and to fill vacancies; recommends directors' compensation and benefit plans to the Board of Directors; recommends committees of the Board of Directors and committee members; and facilitates the Board of Directors' evaluation of its effectiveness.

     The Nominating and Compensation Committee will consider suggestions for director nominees from all sources, including stockholders. Any stockholder suggestion, together with an appropriate biographical summary, should be sent to the Secretary of the Company. In addition, Lanier's by-laws establish certain requirements concerning stockholder nominations for election of directors, including that notice of such nominations be delivered to the Secretary of Lanier not less than 90 nor more than 120 days prior to the date of the annual meeting of stockholders. Each notice of nomination is required to contain the name and address of the stockholder who intends to make the nomination; the name, address and written consent of the nominee; and such other nominee information as would be required to be disclosed in a proxy solicitation.

COMPENSATION OF DIRECTORS

     Non-employee directors receive an annual retainer fee of $30,000. In addition, non-employee directors who serve on a standing committee receive an additional annual fee of $1,500 for their services on a committee, or $3,000 if serving as chairperson of a committee.

     Each non-employee director also receives $1,000 for attendance at each board meeting. In addition, each non-employee director receives $800 for attendance at each committee meeting and for participation in a telephonic or video conference meeting. Each non-employee director also is reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. In addition, each non-employee director is provided travel, accident and disability insurance in the event that the director is involved in an accident while traveling on business relating to Lanier.

     Under the amended and restated Lanier Worldwide, Inc. Stock Incentive Plan, each non-employee director is granted an option to purchase 10,000 shares of Lanier common stock on the date such director joins Lanier's Board of Directors, and is automatically granted an option to purchase 2,000 shares of Lanier common stock on the first business day of the month following the Annual Meeting. Neither Lanier's Board of Directors nor any committee of the Board of Directors has any discretion with respect to the grant of options to non-employee directors.

     Under the Lanier Directors Deferred Compensation Plan (the "Directors' Plan"), each non-employee director may elect to defer all or a portion of his or her fees. A director's account is credited with a number of units of Lanier common stock equivalents based upon the fair market value of the Lanier common stock on the date the fees otherwise would be paid. Once amounts are deferred they are only payable following a director's resignation, retirement or death. Each Lanier common stock unit is credited with dividend equivalents, which are deemed reinvested in additional Lanier common stock units on the dividend payment date. Amounts deferred under the Directors Plan are paid in whole shares of Lanier common stock and in cash for any factional shares as soon as practicable following resignation, retirement or death. Within ninety days following a Change in Control (as defined in the Directors' Plan), Lanier will pay to each director (or former director) a cash lump sum payment equal to the then remaining balance in each such director's account.

     Lanier has adopted a policy that directors retire from the Board of Directors effective at the end of the month in which they reach age seventy-two. In addition, a director is expected to tender automatically his or her resignation in the event of retirement or other significant change in status from the positions held at the time of election to the Board of Directors, although the Board of Directors may opt to have such director continue to serve on the Board of Directors.

        RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC.
                              STOCK INCENTIVE PLAN

PLAN DESCRIPTION

     The following description of the Stock Incentive Plan is a summary only and does not purport to be complete. This summary is qualified in its entirety by reference to the Stock Incentive Plan attached as Exhibit A, which stockholders are urged to read.

     Introduction. The Stock Incentive Plan is intended to promote the long-term growth and performance of Lanier and its affiliates by generating increased incentive for key employees and directors to contribute to Lanier's growth and profitability, thereby enhancing the value of Lanier to stockholders, and better to enable Lanier to attract and retain outstanding individuals.

     The Stock Incentive Plan permits the granting of the following types of awards: (1) stock options, (2) performance share awards, (3) restricted stock awards, (4) stock appreciation rights, and (5) other awards valued in whole or in part by reference to, or otherwise based on, Lanier common stock. In addition, the Stock Incentive Plan permits the granting of awards to employees who are foreign nationals or employed outside the United States on terms and conditions different from those awards granted to domestic employees.

     Stock Incentive Plan Administration, Eligibility and Stock Incentive Plan Shares. The Stock Incentive Plan is administered by the Nominating and Compensation Committee (the "Committee"), composed solely of non-employee directors. The Committee may grant awards under the Stock Incentive Plan to such employees of Lanier, and of certain affiliates of Lanier, as may be selected by the Committee. Stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), however, only may be granted to employees of Lanier or a subsidiary corporation of Lanier. The Committee may delegate to one or more officers of Lanier the right to make awards to employees who are not officers or directors of Lanier. The Stock Incentive Plan also provides for automatic grants of non-statutory stock options to directors who are not employees of Lanier or an affiliate of Lanier, in accordance with a formula set forth in the Stock Incentive Plan.

     The Stock Incentive Plan provides for an aggregate of 8,000,000 shares of Lanier common stock that may be awarded, or by which awards may be valued or otherwise based. Shares to be issued under the Stock Incentive Plan may be authorized and unissued shares, treasury shares or any combination thereof. In the event of certain changes in capitalization of Lanier, the Committee may make adjustments to the number of shares of common stock reserved for issuance under the Stock Incentive Plan and the number, class and price of shares subject to outstanding awards.

     Stock Options. The Committee may grant stock options to eligible employees with an option price not less than 100% of the fair market value of Lanier common stock on the date of the grant. The Committee determines, consistent with the terms of the Stock Incentive Plan, the number of shares subject to each option, the term of each option, the times when each option may be exercised, and any other terms and conditions of each option; provided that no options may be exercisable later than ten years after grant. In addition, the grant and terms of incentive stock options are restricted to the extent required by
Section 422 of the Code. The terms of each stock option granted under the Stock Incentive Plan are evidenced by a stock option agreement. The maximum number of shares of Lanier common stock for which options may be granted to an employee may not exceed 250,000 in any one fiscal year.

     Upon exercise of a stock option, the option price must be fully paid in cash, shares of Lanier common stock equal in fair market value to the purchase price, or a combination thereof. If an optionee ceases to be an employee of Lanier or an affiliate, his or her option will be exercisable in accordance with the terms of the applicable stock option agreement. Options are not transferable other than by will or the laws of descent and distribution; provided the option agreement may permit transfers to certain permitted transferees.

     Performance Share Awards. The Committee may grant performance share awards, which are shares of Lanier common stock awarded to an employee contingent on the attainment of performance goals during a specified performance period. Performance shares are valued in direct relation to the fair market value of the number of shares of common stock underlying the award. Performance goals may include any combination of one or more of the following: Lanier's revenue, earnings per share of Lanier common stock, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow.

     The terms of each performance share award are evidenced by a performance share award agreement. Shares subject to performance share awards may be adjusted by the Committee upon a transfer of employment between one business unit of Lanier and another business unit during a performance period. Unless the performance share award agreement provides otherwise, recipients of performance share awards have the right to vote the shares and to receive any cash dividends; however, recipients are precluded from transferring the shares until satisfaction of applicable performance goals during the performance period. The maximum number of shares of Lanier common stock for which performance share awards may be made to an employee may not exceed 250,000 in any one fiscal year.

     Restricted Stock. The Committee may make restricted stock awards, which are shares of common stock subject to restrictions as to vesting and otherwise, including the attainment of applicable performance goals (described above) within a performance period. The terms of a restricted stock award are evidenced by a restricted stock award agreement. Unless the restricted stock award agreement provides otherwise, recipients of restricted stock awards have the right to vote the shares and to receive any cash dividends; however, recipients are precluded from transferring the shares until satisfaction of applicable restrictions. The maximum number of shares of restricted Lanier common stock that may be awarded to an employee may not exceed 250,000 in any one fiscal year.

     Stock Appreciation Rights. The Committee may grant stock appreciation rights to employees either in tandem with a stock option or freestanding. A stock appreciation right entitles an employee to receive a payment from Lanier equal to the excess of the fair market value of a stated number of shares of Lanier common stock at exercise over a price fixed at grant. Stock appreciation rights granted in tandem with stock options may be exercised only to the extent the related options are then exercisable. The grant price of a stock appreciation right, which may not be less than 100% of the fair market value on the date of grant, and other terms will be determined by the Committee and evidenced by a stock appreciation rights agreement.

     Upon the exercise of a stock appreciation right, an employee will receive an amount in cash, Lanier common stock or both (as determined by the Committee) equal in value to the excess of the fair market value per share of Lanier common stock on the date of exercise over the applicable grant price per share, multiplied by the number of shares for which the stock appreciation right is exercised. Stock appreciation rights are not transferable other than by will or the laws of descent and distribution; provided, the stock appreciation rights agreement may permit transfers to certain permitted transferees under the Stock Incentive Plan. The maximum number of shares of Lanier common stock for which stock appreciation rights may be granted to an employee may not exceed 250,000 in any one fiscal year.

     Other Share-Based Awards. In order to enable Lanier to respond quickly to significant legislative and regulatory developments and to trends in executive compensation practices, the Committee also is authorized to grant to employees other share-based awards valued in whole or in part by reference to, or otherwise based on, Lanier common stock. The maximum number of shares of Lanier common stock, or units payable in cash based on the value of Lanier common stock, that may be granted to an employee may not exceed 250,000 in any one fiscal year.

     Non-Employee Directors' Options. The Stock Incentive Plan provides that each non-employee director of Lanier will upon his or her election or appointment to the Board of Directors, receive an option to purchase 10,000 shares of Lanier common stock. Thereafter, on the first business day of the month following the annual meeting of stockholders, each non-employee director automatically will receive an additional option to purchase 2,000 shares of Lanier common stock. All such options are non-statutory stock options priced at 100% of the fair market value of Lanier common stock on the date of grant. Vesting occurs over three years (50% on the first anniversary of grant and 25% on the next two anniversary dates), but in the event of a "change in control" (as defined in the Stock Incentive Plan), each such option that has been outstanding for more than one year will become immediately exercisable. Each such option terminates on the tenth anniversary of the date of grant, unless terminated earlier in accordance with the terms of the Stock Incentive Plan if the director's service on the Board of Directors terminates. Neither the Board of Directors nor the Committee has any discretion with respect to the grant of options to non-employee directors pursuant to the Stock Incentive Plan.

     Adjustment. The Committee is authorized to make adjustments in the method of calculating attainment of performance goals for performance share awards or in the terms and conditions of other awards (other than non-employee director options) in recognition of unusual or non-recurring events affecting Lanier or Lanier's financial statements or changes in applicable laws, regulations or accounting principles. Upon the occurrence of a "change in control" (as defined in the Stock Incentive Plan), all outstanding awards (other than non-employee director options) will be paid in such manner and in such amounts as determined by the Committee in its sole discretion at the time the awards are made.

     Amendment or Termination; Code Section 162(m). Until a change in control occurs, the Board of Directors or the Committee may amend or terminate the Stock Incentive Plan. However, no amendment or termination may impair the rights of an employee to whom an award has been made without the employee's consent. In addition, no amendment may increase the aggregate number of shares of Lanier common stock that may be issued under the Stock Incentive Plan, change the class of employees eligible to participate in the Stock Incentive Plan, or change the provisions of the Stock Incentive Plan governing non-employee director stock options without the approval of stockholders, so long as such approval is required by applicable law or regulation. After a change in control, the Board of Directors or the Committee no longer has the power to amend or terminate the Stock Incentive Plan, except to comply with changes to the Code, federal securities law or other applicable law or stock exchange rules.

     Awards may, but are not required to, satisfy the exemption for performance-based compensation under Section 162(m) of the Code. If compensation payable under an award would not be deductible by Lanier as a result of the application of Section 162(m) of the Code, the Committee, in its discretion, may defer an employee's receipt of that portion of the award that is not deductible.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is only a brief summary of current United States federal income tax law applicable to employees who receive awards under the Stock Incentive Plan and are both citizens and residents of the United States. It is intended solely for general information. An employee's situation may be such that some variation of the basic rules is applicable to him or her.

     The grant of a stock option or stock appreciation right will create no tax consequences for a recipient or for Lanier. In addition, an optionee generally will have no taxable income upon exercising an "incentive stock option" under
Section 422 of the Code, except that the alternative minimum tax rules of the Code may apply resulting in an increase in an optionee's federal income tax liability. Lanier generally will receive no deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, an optionee must recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price, and Lanier (or an applicable affiliate) normally is entitled to a deduction for the same amount. Upon exercising a stock appreciation right, a recipient must recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the price fixed at grant, and Lanier (or an applicable affiliate) normally is entitled to a deduction for the same amount. The income tax treatment on disposition of shares acquired through the exercise of an award depends on how long the shares have been held and on whether the shares were acquired by exercising an incentive stock option.

     If shares are acquired by exercising an incentive stock option and are disposed of within two years from the date the option is granted or within one year from the date the option is exercised (the "incentive stock option holding periods"), an optionee generally will recognize ordinary income equal to the lesser of (1) the gain realized (i.e., the excess of the amount realized on the disposition over the option exercise price) or (2) the excess of the fair market value of the shares transferred upon option exercise over the option exercise price for the shares. The balance, if any, of the optionee's gain at disposition over the amount treated as ordinary income generally is treated as short-term or long-term capital gain, depending on whether the holding period applicable to long-term capital assets is satisfied. If shares are acquired by exercising an incentive stock option and are disposed of after the expiration of the incentive stock option holding periods, the disposition generally will result in long-term capital gain or loss equal to the difference between the amount realized on the disposition and the option exercise price.

     The sale or other taxable disposition of shares acquired through the exercise of a non-statutory stock option or stock appreciation rights generally will result in a short-term or a long-term capital gain or loss, depending on the period between exercise and disposition, equal to the difference between the amount realized on disposition and the fair market value of the shares transferred to the optionee when the option or stock appreciation rights were exercised.

     Special rules not addressed above apply to any optionee who exercises an option by paying the exercise price, in whole or in part, by the transfer of shares of Lanier common stock. Generally, there is no tax consequence to Lanier in connection with a disposition of shares acquired under an option, except that Lanier (or an applicable affiliate) may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the expiration of the applicable incentive stock option holding periods.

     With respect to the other awards granted under the Stock Incentive Plan that are settled either in cash or in shares of Lanier common stock or other property that is either transferable or not subject to substantial risk of forfeiture, the recipient must recognize ordinary income equal to the cash or the fair market value of shares or other property received at the time of receipt. Lanier (or an applicable affiliate) generally is entitled to a deduction for the same amount. With respect to awards that are settled in shares of Lanier common stock or other property that are restricted as to transferability and subject to substantial risk of forfeiture, the recipient must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. Lanier (or an applicable affiliate) generally is entitled to a deduction for the same amount.

     Lanier's deductions for compensation paid in any taxable year to certain executives are subject to a $1,000,000 limitation under Section 162(m) of the Code, unless the exception for performance-based compensation under such Code section applies.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. STOCK INCENTIVE PLAN.

        RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC.
                         KEY CONTRIBUTOR INCENTIVE PLAN

     The following description of the Key Contributor Incentive Plan is a summary only and does not purport to be complete. This summary is qualified in its entirety by reference to the Key Contributor Incentive Plan attached as Exhibit B, which stockholders are urged to read.

     The Key Contributor Incentive Plan is intended to promote the growth and performance of Lanier by linking a portion of total compensation for certain key employees to the attainment of annual corporate, sector and division financial objectives approved by the plan administrator. The plan administrator may pay cash awards to selected salaried employees of Lanier or of an affiliate ("participants") based on attainment of pre-established performance goals.

     With respect to the Chief Executive Officer and other executive officers of Lanier, the Committee administers the Key Contributor Incentive Plan. With respect to other participants, the Board of Directors, the Committee or the Chief Executive Officer, in accordance with Lanier's compensation practices, administers the Key Contributor Incentive Plan. If the Chief Executive Officer is the plan administrator, he may delegate to one or more other officers of Lanier the right to make awards to employees who are not officers or directors of Lanier.

     The plan administrator determines the applicable annual performance goal or goals for a participant and assigns to the participant a target award for the fiscal year ("target annual incentive award"). The maximum amount that may be awarded to a participant each year is 200% of his or her target annual incentive award. Performance goals may include any combination of one or more of the following measurements: Lanier's revenue, earnings per share of Lanier common stock, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow. The plan administrator also may determine that an incentive award is to be based on attainment of comparable performance goals but applied to a subsidiary, affiliate, division or sector of Lanier for which the participant has substantial management responsibility. The maximum annual incentive award payable to any executive officer is $2,000,000.

     Annual incentive awards currently are paid in semi-annual installments for executive officers and in quarterly installments for all other eligible participants, based on the degree of attainment of the performance goals as of the end of each such installment period. By July 1, 2003, payment of awards will be made only on an annual basis. Upon the occurrence of a "change in control" (as defined in the Key Contributor Incentive Plan), Lanier will pay an amount not less than a participant's target annual incentive award for the fiscal year.

     The plan administrator is authorized to make adjustments in the method of calculating attainment of performance goals in recognition of unusual or non-recurring events affecting Lanier or Lanier's financial statements or changes in applicable laws, regulations or accounting principles. In addition, the plan administrator may change a participant's target annual incentive award or performance goals to reflect a change in his or her responsibilities, and may decrease or increase the amount of an incentive award payable to a participant without regard to the attainment of applicable performance goals.

     Annual incentive awards made under the Key Contributor Incentive Plan may, but are not required to, satisfy the exemption for performance-based compensation under section 162(m) of the Code. If an award would not be deductible to Lanier as a result of the application of Section 162(m) of the Code, the plan administrator, in its discretion, may defer a participant's receipt of that portion of the award that is not deductible.

     Until a change in control of Lanier occurs, the Board of Directors or the Committee may amend or terminate the Key Contributor Incentive Plan; provided no termination or amendment may alter a participant's right to receive a distribution previously earned. After a change in control, the Board of Directors or the Committee no longer has the power to amend or terminate the Key Contributor Incentive Plan, except to comply with changes to the Code or other applicable law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. KEY CONTRIBUTOR INCENTIVE PLAN.

        RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC.
                   LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES

     The following description of the Long-term Incentive Plan for Key Employees (the "LTIP") is a summary only and does not purport to be complete. This summary is qualified in its entirety by reference to the LTIP attached as Exhibit C, which stockholders are urged to read.

     The LTIP is intended to promote the long-term growth and performance of Lanier by linking a portion of total compensation for certain key employees to the attainment of corporate, sector and division financial objectives approved by the Committee for long-term cycles of at least three years. Under the LTIP, the Committee may pay cash awards to selected salaried employees of Lanier or of an affiliate (the "participants") based on attainment of pre-established performance goals. The Committee may delegate to one or more officers of Lanier the right to make awards to employees who are not officers or directors of Lanier.

     Under the LTIP, the Committee determines the applicable performance goal or goals for a participant, utilizing Lanier's strategic planning process, and the period (generally three fiscal years) during which performance is to be measured (the "performance period"). The Committee then assigns to the participant a target award and establishes a mechanism for computing the amount of the award that can be earned during the period based on attainment of the performance goals. The maximum amount that may be awarded to a participant each year is 200% of his or her target award. Performance goals under the LTIP may include any combination of one or more of the following measurements: Lanier's revenue, earnings per share of common stock, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow. The Committee also may determine that an incentive award is to be based on attainment of comparable performance goals but applied to a subsidiary, affiliate, division or sector of Lanier for which the participant has substantial management responsibility. The maximum incentive award payable to any executive officer in any performance period is $2,000,000. Upon the occurrence of a "change in control" (as defined in the LTIP), Lanier will pay an amount not less than a participant's target award. A participant may elect to defer all or a portion of any award until normal retirement age, and interest will be paid on the amount deferred based on the average long-term treasury bill rate.

     The Committee is authorized to make adjustments in the method of calculating attainment of performance goals in recognition of unusual or non-recurring events affecting Lanier or Lanier's financial statements or changes in applicable laws, regulations or accounting principles. In addition, the Committee may change a participant's target award or performance goals during a performance period to reflect a change in his or her responsibilities, and may decrease or increase the amount of an incentive award without regard to the attainment of applicable performance goals.

     Incentive awards made under the LTIP may, but are not required to, satisfy the exemption for performance-based compensation under section 162(m) of the Code. If an award would not be deductible to Lanier as a result of the application of Section 162(m) of the Code, the Committee, in its discretion, may defer a participant's receipt of that portion of the award that is not deductible.

     Until a change in control of Lanier occurs, the Board of Directors or the Committee may amend or terminate the LTIP; provided no termination or amendment may alter a participant's right to receive a distribution previously earned. After a change in control, the Board of Directors or the Committee no longer has the power to amend or terminate the LTIP, except to comply with changes to the Code or other applicable law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDED AND RESTATED LANIER WORLDWIDE, INC. LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited the accounts of Lanier Worldwide, Inc. and its subsidiaries since 1983 and has been appointed by the Board of Directors to continue in that capacity for Lanier's fiscal year ending June 29, 2001, subject to ratification by the stockholders at the Annual Meeting. Should this firm be unable to perform the requested services for any reason or not be ratified by the stockholders, the Board of Directors will appoint other independent auditors to serve for the remainder of the year. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock by each director, the Company's Chief Executive Officer and four other most highly compensated executive officers and the directors and executive officers of the Company as a group, all as of September 1, 2000:

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                       -------------------------------------------------------------
                                       SOLE VOTING     OPTIONS       OTHER
                                           AND       EXERCISABLE   BENEFICIAL     TOTAL      PERCENT
                                       INVESTMENT      WITHIN      OWNERSHIP    BENEFICIAL     OF
INDIVIDUAL OR GROUP                     POWER(1)     60 DAYS(2)      (3)(4)     OWNERSHIP     CLASS
-------------------                    -----------   -----------   ----------   ----------   -------
Wesley E. Cantrell...................    125,051        797,300     148,068     1,045,419      1.2%
Sidney E. Harris.....................          0              0           0             0        *
C. Lance Herrin......................     26,253        245,046      69,913       341,212        *
David H. Hughes......................          0              0           0             0        *
Amos R. McMullian....................          0              0      24,301        24,301        *
Clarence B. Rogers, Jr...............     10,000              0      22,474        32,474        *
John F. Ward.........................          0              0           0             0        *
Paul M. Anderson.....................     12,194         57,694       1,287        71,175        *
James A. MacLennan...................     19,946          5,583      34,752        60,281        *
Timothy A. Vellek....................     12,879         12,097       1,489        26,465        *
All Executive Officers and Directors
  as a group (16 persons)............    275,889      1,266,017     306,056     1,847,962      2.2%

---------------

 *  Less than 1%.
(1) Includes shares owned under the Savings Incentive Plan as follows: Mr. Cantrell -- 3,434; Mr. Herrin -- 3,086; Mr. Anderson -- 4,382; Mr.
    MacLennan -- 4,946; and Mr. Vellek -- 4,251.
(2) Represents the shares that can be acquired through stock option exercises on or prior to October 31, 2000.
(3) Includes shares owned under the Supplemental Executive Retirement Savings Plan as follows: Mr. Cantrell -- 12,049; Mr. Herrin -- 7,506; Mr.
    Anderson -- 1,287; Mr. MacLennan -- 2,752; and Mr. Vellek -- 1,489. The deferred stock equivalent units are settled in cash following, or under certain circumstances prior to, retirement, and may not be voted or transferred.
(4) Includes performance share awards under the Stock Incentive Plan and deferred compensation under the Director's Plan as follows: Mr.
    Cantrell -- 111,018; Mr. Herrin -- 62,407; Mr. MacLennan -- 32,000; Mr.
    McMullian -- 24,301; and Mr. Rogers -- 22,474. Also includes 25,000 shares of restricted stock awarded to Mr. Cantrell under the Stock Incentive Plan. The named individuals have voting power but no investment power over the performance shares and the restricted stock.

PRINCIPAL STOCKHOLDERS

     The following table sets forth each person who, to the Company's knowledge, had sole or shared voting or investment power over more than five percent of the outstanding shares of common stock as of September 1, 2000:

                                                              AMOUNT AND NATURE OF   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP   OF CLASS
------------------------------------                          --------------------   --------
Harris Corporation(1).......................................       8,785,958           10.4%
  1025 West NASA Boulevard
  Melbourne, Florida 32919
The Prudential Insurance Company of America(2)..............       6,741,825            8.0%
  751 Broad Street
  Newark, New Jersey 07102
Capital Research and Management Company(3)..................       6,070,000            7.2%
  333 South Hope Street
  Los Angeles, California 90071

---------------

(1) This information is based on information provided by ChaseMellon Shareholder Services as of September 1, 2000.
(2) This information is based on information set forth in a Schedule 13G dated February 7, 2000 that has been filed with the Securities and Exchange Commission. According to the Schedule 13G, Prudential has sole voting and investment power over 7,600 of the shares, and shares voting and investment power over 6,734,225 of the shares.
(3) This information is based on information set forth in a Schedule 13G dated February 14, 2000 that has been filed with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following information is furnished for the fiscal years ended June 30, 2000, July 2, 1999 and July 3, 1998 with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during fiscal year 2000 whose salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                     --------------------------
                                                                                       AWARDS        PAYOUTS
                                                                                     ----------   -------------
                                                       ANNUAL COMPENSATION           SECURITIES
                                               -----------------------------------   UNDERLYING
                                                                      OTHER ANNUAL    OPTIONS/        LTIP           ALL OTHER
                                      FISCAL                          COMPENSATION      SARS      PAYOUTS(2)(3)   COMPENSATION(4)
NAME AND PRINCIPAL POSITION            YEAR    SALARY($)   BONUS($)      (1)($)         (#)            ($)              ($)
---------------------------           ------   ---------   --------   ------------   ----------   -------------   ---------------
Wesley E. Cantrell..................   2000     441,538    184,951        3,600       250,000(5)      23,264          35,268
  Chairman and                         1999     337,886    182,600       24,000       155,092(6)     315,000          27,879
  Chief Executive Officer              1998     312,115    352,501       26,400       124,074(6)     407,100          26,386
C. Lance Herrin.....................   2000     274,423    127,197        1,440       190,000(5)       9,305          29,192
  President and Chief                  1999     228,077    243,180        9,600        62,037(6)     126,000          20,412
  Operating Officer                    1998     218,077    255,585       10,560        49,629(6)     159,300          20,046
James A. MacLennan..................   2000     189,038     48,613            0       120,000(5)      11,000           9,712
  Executive Vice President             1999     165,385     44,886            0        11,166(6)           0           8,281
  and Chief Financial Officer          1998     152,462     48,921            0             0              0           1,968
Paul M. Anderson....................   2000     131,346     57,973          240        52,500(5)      12,326          11,284
  Vice President --                    1999     124,615    101,700        1,920        20,472(6)      31,500          10,382
  Worldwide Marketing                  1998      88,654    122,283        2,640        12,407(6)      39,825           7,443
Timothy A. Vellek...................   2000     140,769     81,859            0        52,500(5)      17,500           9,606
  Senior Vice President --             1999     108,231     84,429            0        16,129(6)      28,000           7,151
  European Operations                  1998      87,546     61,200            0             0          2,700           4,722

---------------

(1) The amounts reported represent dividend equivalent payments on outstanding performance shares granted under the Stock Incentive Plan for which the performance period has not yet expired.
(2) The value of performance shares earned for the three-year performance period ended June 30, 2000 (Mr. Cantrell -- 31,019 shares; Mr. Herrin -- 12,407 shares and Mr. Anderson -- 3,102) is based upon the closing price of Lanier common stock on August 3, 2000 (the date on which the share awards were approved).
(3) Payouts for fiscal 1998 and 1999 were made pursuant to grants under the Long-term Incentive Plan for Key Employees. The payments reflected in the table for fiscal years 1998 and 1999 are for performance during the three-year performance periods ended June 27, 1998 and July 3, 1999, respectively.
(4) Amounts reported include:

     - Contributions to the Savings Incentive Plan for fiscal year 2000: Mr. Cantrell -- $4,990, Mr. Herrin -- $5,003, Mr. MacLennan -- $5,570, Mr.
       Anderson -- $5,049, and Mr. Vellek -- $5,290; for fiscal year 1999: Mr. Cantrell -- $5,209, Mr. Herrin -- $5,258, Mr. MacLennan -- $3,863, Mr.
       Anderson -- $5,394, and Mr. Vellek -- $4,864; for fiscal year 1998: Mr. Cantrell -- $5,935, Mr. Herrin -- $7,415, Mr. MacLennan -- $847, Mr. Anderson -- $6,034, and Mr. Vellek -- $4,604.

     - Contributions to the Supplemental Executive Retirement Savings Plan for fiscal year 2000: Mr. Cantrell -- $16,828, Mr. Herrin -- $11,724, Mr. MacLennan -- $2,715, Mr. Anderson -- $2,956, and Mr. Vellek -- $1,861; for fiscal year 1999: Mr. Cantrell -- $17,686, Mr. Herrin -- $11,509, Mr. MacLennan -- $3,939, Mr. Anderson -- $3,529, and Mr. Vellek -- $1,861; for fiscal year 1998: Mr. Cantrell -- $15,537, Mr. Herrin -- $7,681, Mr. MacLennan -- $920, Mr. Anderson -- $363, and Mr. Vellek -- $118.

     - The taxable portion of premiums on life insurance provided for fiscal year 2000: Mr. Cantrell -- $1,289, Mr. Herrin -- $2,211, Mr.
       MacLennan -- $433, Mr. Anderson -- $814, and Mr. Vellek $511;

       for fiscal year 1999: Mr. Cantrell -- $4,984, Mr. Herrin -- $3,645, Mr. MacLennan -- $479, Mr. Anderson -- $1,659, and Mr. Vellek -- $802; for fiscal year 1998: Mr. Cantrell -- $4,914, Mr. Herrin -- $4,950, Mr. MacLennan -- $201, Mr. Anderson -- $1,046, and Mr. Vellek -- $344.

(5) Lanier common stock.
(6) Lanier common stock, issued in exchange for Harris common stock on the date of the spin-off.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     Shown below is additional information on grants of stock options made under the Stock Incentive Plan during fiscal year 2000. The amounts shown for potential realizable values are based upon assumed annualized rates of Lanier stock price appreciation of five percent and ten percent over the full ten year term (or shorter term) of the options, as required by the Securities and Exchange Commission, and are not intended to represent or forecast possible future appreciation, if any, of the price of Lanier common stock.

                                                                                      POTENTIAL REALIZABLE
                                               INDIVIDUAL GRANTS                              VALUE
                              ----------------------------------------------------      AT ASSUMED ANNUAL
                               NUMBER OF      % OF TOTAL    EXERCISE                     RATES OF STOCK
                               SECURITIES    OPTIONS/SARS      OR                    PRICE APPRECIATION FOR
                               UNDERLYING     GRANTED TO      BASE                         OPTION TERM
                              OPTIONS/SARS   EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
NAME                           GRANTED(1)    FISCAL YEAR    ($/SHARE)      DATE        5% ($)       10% ($)
----                          ------------   ------------   ---------   ----------   -----------   ---------
Wesley E. Cantrell..........    125,000          3.20%        4.125     11/12/2009           0            0
                                125,000          3.20         2.250      4/27/2010           0      124,000
C. Lance Herrin.............     90,000          2.30         4.125     11/12/2009           0            0
                                100,000          2.56         2.250      4/27/2010           0       99,200
James A. MacLennan..........     40,000          1.02         4.125     11/12/2009           0            0
                                 80,000          2.05         2.250      4/27/2010           0       79,360
Paul M. Anderson............     15,000          0.38         4.125     11/12/2009           0            0
                                 37,500          0.96         2.250      4/27/2010           0       37,200
Timothy A. Vellek...........     15,000          0.38         4.125     11/12/2009           0            0
                                 37,500          0.96         2.250      4/27/2010           0       37,200

---------------

(1) All stock option grants were made under the Stock Incentive Plan. The term of each stock option is generally ten years and is exercisable in installments of 50% after one year, 75% after two years, and 100% after three years. The exercise price is the closing price of a share of Lanier common stock on the date of the grant. The exercise price may be paid in cash and/or shares of Lanier common stock, or "cashless exercise" procedures may be used. If shares of Lanier common stock are delivered in payment of the exercise price, a Restoration Stock Option ("RSO") is granted equal to the number of shares used to exercise the stock option. The expiration date of these options is the same as the expiration date of the underlying options. RSO grants are non-qualified, and are exercisable commencing six months after the date of grant at the market value on the grant date. In the event of a change of control, outstanding options become immediately exercisable.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     Shown below for the Named Executive Officers are the number of shares covered by exercisable and unexercisable options held by such executives on June 30, 2000. These options were granted under the Stock Incentive Plan.

     No stock options were exercised by any of the Named Executive Officers in fiscal year 2000, and no stock options were "in the money" on June 30, 2000, based upon the closing price of Lanier common stock reported on the New York Stock Exchange.

                                                                  NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXPIRED
                                                                     OPTIONS/SARS AT
                                                                   FISCAL YEAR-END (#)
                                                              -----------------------------
NAME                                                          EXERCISABLE    UNEXERCISABLE
----                                                          ------------   --------------
Wesley E. Cantrell..........................................    766,678         358,565
C. Lance Herrin.............................................    229,537         233,426
James A. MacLennan..........................................      5,583         125,583
Paul M. Anderson............................................     44,356          65,838
Timothy A. Vellek...........................................      8,064          60,565

LONG-TERM INCENTIVE PLANS -- AWARDS IN THE LAST FISCAL YEAR

     Awards of performance shares under the Stock Incentive Plan to participants are made at the beginning of each performance period and are earned based on the performance of Lanier. The Stock Incentive Plan is designed to motivate key employees to maximize stockholder value by aligning their interests with stockholder interests. For Lanier executives, the payout is determined by the Nominating and Compensation Committee based upon Lanier's financial performance compared with strategic plan objectives. Performance criteria include Lanier's net income during the three-year strategic plan cycle. Share payouts are made following the determination of the committee and range from zero to a maximum of 200% of the original shares awarded. Participants receive quarterly cash payments on the performance share awards in an amount equal to dividends paid to stockholders.

     Shown below is information with respect to awards of performance shares granted under the Stock Incentive Plan during fiscal year 2000 to the Named Executive Officers.

                                                                             ESTIMATED FUTURE PAYOUT
                                                      PERFORMANCE OR     UNDER NON-STOCK PRICE-BASED PLAN
                                                       OTHER PERIOD    ------------------------------------
                                          NUMBER OF       UNTIL        THRESHOLD      TARGET      MAXIMUM
                                           LANIER       MATURATION       LANIER       LANIER       LANIER
NAME                                       SHARES       OR PAYOUT      SHARES (#)   SHARES (#)   SHARES (#)
----                                      ---------   --------------   ----------   ----------   ----------
Wesley E. Cantrell......................   35,000        6/30/2002       35,000       35,000       70,000
                                           25,000       11/27/2002       25,000       25,000       25,000
C. Lance Herrin.........................   15,000        6/30/2002       15,000       15,000       30,000
James A. MacLennan......................    7,000        6/30/2002        7,000        7,000       14,000
Paul M. Anderson........................       --               --           --           --           --
Timothy A. Vellek.......................       --               --           --           --           --

RETIREMENT PLANS

     The Company's defined benefit retirement program consists of:

     - A tax-qualified, funded pension plan, the Pension Equity Plan, which is available to substantially all of the United States employees of the Company and its participating subsidiaries and affiliated companies; and

     - A non-qualified, unfunded supplemental retirement income plan, the Lanier Worldwide, Inc. Supplemental Executive Retirement Plan, which provides benefits that would be provided, but for certain limits imposed by the Internal Revenue Code on tax-qualified plans, under the Pension Equity Plan.

     The Pension Equity Plan is a defined benefit plan. Its benefits are fully paid by Lanier, and employees become vested upon the completion of five years of service.

     In July 1997, the Company amended its pension plan to provide for a lump sum retirement benefit calculated by reference to a formula based upon final average pay, age and years of service. The lump sum may be converted to a straight life annuity or other form. Under the amended plan, if the determination of benefits payable to individuals who were eligible for retirement or nearing retirement at the time of the amendment, including Messrs. Cantrell and Herrin, would have resulted in a reduction of accrued benefits under the plan as in effect prior to the 1997 amendment, the benefits payable to that person are as calculated under the plan without giving effect to the amendment. Instead, those employees will receive annual pension benefits determined by adding (a) 1.22% of the average of the employee's five highest consecutive years' compensation in the last ten calendar years before retirement, multiplied by the lesser of the employee's years of service or 30, and (b) 0.33% of that part of the employee's five-year average compensation in excess of a certain amount, multiplied by the lesser of the employee's years of service or 30. Benefits are computed as a straight life annuity, but may be converted to a lump sum or other form.

     The following table shows the estimated annual benefits under (1) the Pension Equity Plan for Lanier executives (including Messrs. Cantrell and Herrin) calculating annual benefits under the terms of the Pension Equity Plan as in effect prior to the 1997 amendment and (2) the Supplemental Executive Retirement Plan, payable at age 65 or older.

                               PENSION PLAN TABLE

                                                        ESTIMATED ANNUAL RETIREMENT BENEFITS FOR
HIGHEST CONSECUTIVE 5-YEAR AVERAGE COMPENSATION                 CREDITED YEARS OF SERVICE
-----------------------------------------------         -----------------------------------------
                                                           15         20         25         30
                                                        --------   --------   --------   --------
$250,000..............................................  $ 56,600   $ 75,400   $ 94,300   $113,200
500,000...............................................   114,700    152,900    191,200    229,400
750,000...............................................   172,800    230,400    288,100    345,700
1,000,000.............................................   231,000    307,900    384,900    461,900
1,250,000.............................................   289,100    385,400    481,800    578,200

     Under these plans, both Mr. Cantrell and Mr. Herrin are credited with the maximum of 30 years of service. Messrs. MacLennan, Anderson and Vellek have 2, 22 and 18 years of service, respectively. For the year ended June 30, 2000, the highest consecutive five year average compensation for Mr. Cantrell for purposes of the above determination was $770,000 and for Mr. Herrin was $508,126.

     Compensation as in effect prior to the July 1997 amendment consists of base salary, bonuses and sales commissions and, for periods prior to 1998, income recognized upon the exercise of Harris Corporation stock options. Compensation as in effect after the July 1997 amendment consists of gross income, including salary, bonuses, sales commissions, vacation pay, compensation received while on an authorized leave of absence, and short-term disability payments, but excludes severance pay, payments made in consideration of a release of employment with the Company, payments attributable to domestic or foreign assignment differential, any contest payments, any expense-related reimbursement, and payments made under any long-term incentive plan, including income from the exercise of stock options or the value of life insurance or other non-cash perquisites includible in the participant's gross income. Base salary includes certain deferred amounts.

     Benefits under the Pension Equity Plan and the Lanier Supplemental Executive Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

NONCOMPETITION AND EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with Messrs. Cantrell, Herrin and MacLennan. The agreements are for a continuous term of one year. The agreements are terminable by the Company and by the executive upon sixty days written notice, or immediately for "cause" (as defined in the employment agreement) or upon the death or total disability of the executive. The agreement specifies the compensation the executive will receive, and the benefit plans, stock incentives, club memberships, financial planning and physical examinations that are to be provided by the Company. The agreement provides that the executive shall not compete with the Company nor recruit, hire or solicit any employee of the Company during the first two years after leaving the Company's employment.

EXECUTIVE SEVERANCE AGREEMENTS

     To provide continuity of management and dedication of corporate executives in the event of a threatened or actual change in control of the Company, the board has approved severance agreements for officers and key managers, including the Named Executive Officers. Under these agreements, officers and key managers of the Company are provided with severance benefits in the event the executive's employment is terminated by the Company without cause or by the executive for good reason within two years following a change in control (all terms as defined in the severance agreement).

     Under the severance agreement, the executive agrees not to voluntarily terminate his or her employment with the Company during the six-month period following a change in control. The lump sum severance benefit payable under the severance agreement equals the sum of: (a) the executive's unpaid base salary through date of termination, a pro rata annual bonus (as determined under the severance agreement) and any compensation deferred by the executive other than under a tax-qualified plan and any accrued vacation pay; and (b) from one to three times the executive's highest annual rate of base salary during the 12-month period prior to the date of termination and from one to three times the greater of the executive's highest annual bonus in the last three years, the executive's target bonus for the year during which the change in control occurred, or the executive's target bonus for the year in which the executive's employment is terminated. Payment amounts are three times compensation for Mr. Cantrell and the other Named Executive Officers. In addition, the executive receives the same level of medical, dental, accident, disability, life insurance and any similar benefits (or the highest level of coverage provided to active executives, if more favorable). The executive also receives reimbursement for any relocation expense related to pursuit of other business opportunities incurred within two years following the date of termination, for recruitment or placement services of up to $4,000 and for professional financial or tax planning services of up to $5,000. The severance agreement also provides for a tax gross-up payment to the executive in the event that payment of any severance benefits are subject to excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, the Company shall reimburse the executive for any legal fees and costs with respect to any dispute arising under the severance agreement.

INDEMNIFICATION AGREEMENTS

     Each of the directors and executive officers (including the Named Executive Officers) enter into an indemnification agreement with Lanier pursuant to which each director and executive officer is indemnified against expenses (including attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal or administrative or investigative, to which he or she was, is, or is threatened to be made a party by reason of being or having been such a director or officer, to the full extent allowable under Delaware law.

NOMINATING AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Nominating and Compensation Committee consists of Messrs. Rogers, Hughes and McMullian, each a non-employee director. No director or executive officer of Lanier serves on the compensation committee of the board of directors of any company for which Messrs. Rogers, Hughes and McMullian serve as executive officers or directors.

                              CERTAIN TRANSACTIONS

     Hughes Supply, Inc., a wholesale distributor that provides materials, equipment, and supplies primarily to the construction industry, purchases equipment and related services from Lanier. David H. Hughes, one of Lanier's directors, is the Chairman and Chief Executive Officer of Hughes Supply, Inc. In calendar year 1999, Hughes Supply, Inc. purchased $67,707.10 of equipment and related services from Lanier, and from January 1, 2000 to July 31, 2000, Hughes Supply, Inc. purchased $173,919.04 of equipment and related services from Lanier.

                        REPORT ON EXECUTIVE COMPENSATION

     The Nominating and Compensation Committee, which is composed solely of non-employee directors, approves the Company's compensation philosophy and the compensation, perquisites, and other benefits for executive officers under salary, incentive and other plans authorized by the board of directors or the stockholders. In addition, the Nominating and Compensation Committee recommends for consideration and approval by all of the non-employee directors the compensation of the Chief Executive Officer and the President.

COMPENSATION PHILOSOPHY

     The compensation program for executive officers is designed to attract, retain and motivate high performance executives and reward them for the achievement of short and long-term strategic goals and enhancement of stockholder value. Currently, the compensation program is highly leveraged with at-risk incentive compensation accounting for a larger percentage of annual cash compensation than typically found in other companies. The main elements of the program are:

     - Annual cash compensation, which consists of base salary and a short-term incentive component pursuant to the Key Contributor Incentive Plan; and

     - Long-term compensation, which consists of cash and equity based incentives, pursuant to the Long-term Incentive Plan for Key Employees and the Stock Incentive Plan.

     Annual cash compensation is targeted at the median, or 50th percentile, of selected peer group companies of comparable size and other comparably sized companies, with short-term incentive compensation opportunities having upside potential such that high performance could bring annual cash compensation to the 75th percentile.

     Long-term compensation is targeted at or slightly above the median of selected peer group companies of comparable size and other comparably sized companies.

     In order to reinforce management's alignment with stockholder interests, the Nominating and Compensation Committee established stock ownership guidelines for executive officers at the time the Company became publicly traded. These guidelines range from one to three times base salary depending on job level, and include stock owned by the executive, vested stock options, performance shares and other restricted stock grants, and stock acquired through the company's 401(k) and Employee Stock Purchase Plan. Failure to meet the established guidelines within five years of becoming covered by the guidelines will be taken into consideration when awarding future stock based grants.

     Lanier's executive compensation program is designed to ensure that executive pay remains competitive with comparable jobs, responsibilities and performance in comparably sized companies. For this reason, we periodically retain outside compensation and benefit consultants to review executive compensation programs.

ANNUAL CASH COMPENSATION

     Annual cash compensation consists of base salary and a short-term incentive based on (1) Lanier's financial performance on a consolidated basis, in the case of corporate executives, and (2) the relevant business unit's financial performance and Lanier's performance on a consolidated basis, in the case of business unit executives. Base salaries and short-term incentives for executive officers, other than the Chief Executive Officer and the President, are recommended by the Company's management and then reviewed and approved by the Nominating and Compensation Committee.

     Base Salary. Base salary for executive officers is currently positioned below the median of the comparable group outlined in the compensation philosophy section of this report. During fiscal year 2000, Lanier became an independent publicly held company. Prior to this, Lanier was a wholly owned subsidiary of Harris Corporation. This change in company status significantly expanded the scope of responsibility of certain executive officers. As a result of this change in scope, base salary levels for executive officers individually, and as a group, measured significantly below targeted competitive levels. In order to accomplish Lanier's objective of targeting base salaries at the median, base salaries for certain executives will be adjusted over time to bring them closer to competitive market levels. Increases in base salary are determined by individual and company performance, the scope of the position and the relationship with competitive market data, and are based on subjective evaluations of all relevant factors.

     Short-Term Incentive. Short-term incentive payments are made under the amended and restated Key Contributor Incentive Plan, which has been adopted by the Board of Directors and which is being presented for ratification by the stockholders at the Annual Meeting. Payments to executive officers are based upon the percentage achievement of pre-established financial objectives. For fiscal year 2000, short-term incentive payments were based upon the attainment of net income and revenue growth objectives. The percentage of an executive's annual cash compensation attributable to the short-term incentive component increases proportionately with his or her level of management responsibility. For the Named Executive Officers, short-term incentive opportunity at target ranged from 39% to 51% of total annual cash compensation opportunity.

LONG-TERM COMPENSATION

     The company maintains the Long-term Incentive Plan for Key Employees. This plan was adopted by the Board of Directors in October 1999 and is being presented for ratification by the stockholders at the Annual Meeting. The Company's Board of Directors has also adopted the Stock Incentive Plan effective October 21, 1999 in conjunction with the spin-off from Harris Corporation. This plan is also being presented for ratification by the stockholders at the Annual Meeting. In any given year, an executive officer may be offered participation in a single plan or in a combination of plans. Each plan is described below.

     Long-Term Incentive Plan for Key Employees. Cash based long-term incentive compensation for executive officers is provided under this plan. The plan permits the granting of cash awards based on pre-established performance criteria using Lanier's strategic planning process and a period of time (generally three years) over which performance is to be measured.

     For the three-year period beginning on July 1, 1999 no new awards were granted under the Long-term Incentive Plan for Key Employees. For the three-year period ending on June 30, 2000, payouts made under the Long-term Incentive Plan for Key Employees were based upon 71.4% achievement of the aggregate net income targets for the three-year period.

     Stock Incentive Plan. The Stock Incentive Plan permits the granting of any or all of the following types of awards: performance shares conditioned upon meeting certain performance criteria, restricted stock, stock options, stock appreciation rights, and other awards valued by reference to, or based on, Lanier's common stock.

     In fiscal year 2000, awards made under the Stock Incentive Plan were in the form of non-qualified stock options. Additionally, a limited group of Named Executive Officers received a performance share award grant. Stock options and performance shares are discussed below.

     - Stock Options. Stock options are granted at fair market value as of the date of the grant, vest over three years, and have a term of not greater than ten years. Stock options provide value only when the price of Lanier's common stock increases above the option grant price. Approximately 1,100 employees received stock option grants in fiscal year 2000, including the Named Executive Officers.

     - Performance Shares. Each participant is awarded a specified number of performance shares that can be earned during the period, based on achieving one or more pre-established financial objectives. At the beginning of an award cycle, performance criteria are established using the Company's strategic planning process and a period of time (generally three years) is established during which performance is to be measured. Performance shares are subject to forfeiture if performance objectives are not attained or if a participant's employment is terminated for certain reasons before the performance period has ended. The value of performance shares is based on the value of Lanier's common stock. Performance shares were granted to three executive officers in fiscal year 2000.

     The Nominating and Compensation Committee believes that through the use of stock incentives, the interests of Lanier's executives are directly related to the enhancement of stockholder value.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's base salary, short-term incentive compensation, and long-term incentive compensation are annually reviewed and recommended by the Nominating and Compensation Committee and approved by the non-employee directors. In recommending Mr. Cantrell's compensation for fiscal year 2000, the Nominating and Compensation Committee considered both Lanier's performance and Mr. Cantrell's individual performance along with recommendations from the independent compensation consultant in light of his change in responsibilities resulting from the spin-off from Harris Corporation and his promotion to Chairman of the Board.

     Mr. Cantrell's annual salary was increased to $500,000 from $340,000 in November 1999 in conjunction with the spin-off and to reflect his additional responsibilities as Chairman of the Board and Chief Executive Officer of Lanier.

     Under the Key Contributor Incentive Plan, Mr. Cantrell received annual short-term incentive compensation for fiscal year 2000 based upon 48.5% achievement of Lanier's net income target and 86.9% achievement of Lanier's revenue target for the year.

     Mr. Cantrell's long-term incentive compensation was in the form of stock options and performance shares. Mr. Cantrell received grants totaling 250,000 stock options and 35,000 performance shares in fiscal year 2000. For the three-year performance period ended June 30, 2000, Mr. Cantrell's performance share award payout was based on aggregate net income performance of Lanier compared with the aggregate net income target established at the beginning of the performance period. Based upon Lanier's performance and the payout formula recommended by the Nominating and Compensation Committee, the non-employee directors authorized a payout of 31,019 shares for Mr. Cantrell for the three-year period ended June 30, 2000.

     At the time of the spin-off from Harris Corporation the Nominating and Compensation Committee recommended, and the non-employee directors authorized, a restricted stock grant of 25,000 shares for Mr. Cantrell that contained vesting requirements tied to his continued service and satisfaction of certain financial performance objectives.

     Mr. Cantrell participates in the same benefit programs as all other employees of the Company. In addition, the Company has an employment agreement with Mr. Cantrell which provides certain other benefits and payments in connection with Mr. Cantrell's continued service.

CONCLUSION

     The Nominating and Compensation Committee believes that the executive compensation program directly links the pay opportunities of the Company's executives to the financial and stockholder returns of the Company. These programs reinforce the link between pay and performance, and between executive compensation and stockholder return, and allow the company to attract and retain a quality management team.

                                          Nominating and
                                          Compensation Committee
                                          Clarence B. Rogers, Jr., Chairman
                                          David H. Hughes
                                          Amos R. McMullian

September 15, 2000

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT LANIER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                         STOCK PRICE PERFORMANCE GRAPH

     The following stock price performance graph compares the cumulative total stockholder return of Lanier's common stock with the cumulative total return of
(1) the New York Stock Exchange and (2) a selected industry peer group consisting of the following companies: Danka Business Systems, Inc., Global Imaging Systems, Inc., IKON Office Solutions, Inc., Lexmark International Group, Inc., and Xerox Corporation. The peer group was chosen because it is more representative of companies comparable to Lanier than any published index. The stock price performance graph assumes an investment of $100 in Lanier common stock and in the two indices on November 8, 1999. Stock price performance, presented monthly for the period from November 8, 1999 through June 30, 2000, is not necessarily indicative of future results.

                                                         LANIER                     NEW YORK                      PEER
                                                         ------                     --------                      ----
Nov1999                                                  100.00                      100.00                      100.00
Dec1999                                                  137.78                      103.16                       94.75
Jan2000                                                  124.44                       98.63                       89.12
Feb2000                                                  100.00                       94.01                       91.15
Mar2000                                                   73.33                      102.74                       82.98
Apr2000                                                   68.89                      102.18                       81.98
May2000                                                   64.44                      102.09                       70.88
Jun2000                                                   35.56                      101.99                       63.11

     THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS EXCEPT TO THE EXTENT THAT LANIER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

     The next annual meeting of stockholders is expected to be held on October 25, 2001, and stockholders of the Company may submit proposals for consideration for inclusion in the proxy statement of the Company relating to such annual meeting of stockholders. However, in order for such proposals to be considered for inclusion in the proxy statement of the Company relating to such annual meeting, such proposals must be received by the Secretary of the Company not earlier than June 28, 2001 nor later than July 28, 2001.

     The By-laws of the Company provide that any stockholder proposals which are intended to be presented from the floor at the Company's 2001 Annual Meeting of Stockholders must be submitted to the Secretary of the Company on or after June 28, 2001 but on or before July 28, 2001 or such proposal cannot properly come before the meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Lanier's executive officers and directors and persons who beneficially own more than ten percent of Lanier common stock to file with the Securities and Exchange Commission certain reports, and to furnish copies thereof to Lanier, with respect to each such person's beneficial ownership of such equity securities. Based solely upon a review of the copies of such reports furnished to Lanier and certain representations of such persons, Lanier believes that all filings were timely.

ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of Lanier Worldwide, Inc. for the year ended June 30, 2000, including audited financial statements, accompanies this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.

OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those matters stated in the Notice of the Annual Meeting. Accordingly, if other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

EXPENSES OF SOLICITATION

     Lanier actively solicits proxy participation. Lanier will bear the cost of soliciting proxies. In addition to this notice by mail, Lanier requests and encourages brokers, custodians, nominees and others to supply proxy materials to stockholders, and Lanier will reimburse them for their expenses. Lanier's officers and employees may, by letter, telephone, electronic mail or in person, make additional requests for the return of proxies, although Lanier does not reimburse its employees for soliciting proxies. Lanier has hired ChaseMellon Shareholder Services, L.L.C. for a fee of $8,500 plus out-of-pocket expenses to help solicit proxies.

                                          By Order of the Board of Directors,

                                          /s/ J. Michael Kelly
                                          J. Michael Kelly
                                          Secretary

Atlanta, Georgia
September 25, 2000

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                             LANIER WORLDWIDE, INC.

                              STOCK INCENTIVE PLAN

1. PURPOSE

     The purpose of the Lanier Worldwide, Inc. Stock Incentive Plan (the "Plan") is to promote the long-term growth and performance of Lanier Worldwide, Inc. (the "Corporation") and its Affiliates and to attract and retain outstanding individuals by awarding directors and employees performance based stock awards, restricted stock, stock options, stock appreciation rights and/or other stock-based awards.

2. DEFINITIONS

     The following definitions are applicable to the Plan:

     2.1 "Affiliate" means any entity controlling, controlled by or under common control with the Corporation, through ownership, directly or indirectly, of a 50% or more interest in voting rights or profits.

     2.2 "Award" means the grant of Options, Performance Shares, Restricted Stock, Stock Appreciation Rights or other share-based awards under the Plan.

     2.3 "Board" means the Board of Directors of the Corporation.

     2.4 "Change in Control" means "change in control" as defined in Section 12.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Commission" means the Securities and Exchange Commission.

     2.7 "Committee" means a committee of the Board to which the Board has delegated authority and responsibility under the Plan and which shall be appointed by, and serve at the pleasure of, the Board and shall be constituted so as to be comprised solely of two or more Outside Directors and which shall satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated by the Commission under the 1934 Act, or under any successor rule adopted by the Commission, and Section 162(m) of the Code and the regulations promulgated thereunder.

     2.8 "Distribution Date" has the meaning given to such term in the Registration Statement on Form 10 and any amendments thereto filed by the Corporation with the Commission.

     2.9 "Fair Market Value" means as of any date that the New York Stock Exchange is open for business, the closing price of a share of Stock on a particular day as such price is reported in The Wall Street Journal or in any successor to The Wall Street Journal or, if there is no such successor, any similar trade publication selected by the Committee; provided if the New York Stock Exchange is not open for business or if no such price is so reported for such day, Fair Market Value means on such day the closing price of a share of Stock that was so reported on the immediately preceding business day and if no such price is so reported for such preceding business day, Fair Market Value on such day shall be determined in good faith by the Committee.

     2.10 "Grant Date" means the date on which the grant of an Option or an SAR becomes effective pursuant to the terms of the Stock Option Agreement or SAR Agreement, as the case may be, relating thereto.

     2.11 "1933 Act" means the Securities Act of 1933, as amended.

     2.12 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Non-employee Director" means a member of the Board who is not an employee of the Corporation or any Affiliate thereof.

     2.14 "Non-employee Director Stock Option Agreement" means an agreement described in Section 10.1 which evidences the grant of an Option to a Non-employee Director.

     2.15 "Option" means an option to purchase shares of Stock granted under this Plan.

     2.16 "Option Price" means the purchase price of each share of Stock under an Option.

     2.17 "Outside Director" means a member of the Board who is not an employee of the Corporation or any Affiliate thereof and who qualifies as (a) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an "outside director" under Section 162(m) of the Code and the regulations promulgated thereunder.

     2.18 "Participant" means any employee of the Corporation or its Affiliates designated by the Committee to receive an Award under the Plan.

     2.19 "Performance Goal" means any one or more of the following measurements, or any combination thereof: the Corporation's revenue, earnings per share of common stock, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow.

     2.20 "Performance Period" means the period of time established by the Committee for achievement of certain objectives as described in the agreement or other documentation of an Award.

     2.21 "Performance Share Award Agreement" means an agreement described in
Section 6.1 which evidences the grant of a Performance Share Award.

     2.22 "Performance Shares" means shares subject to the attainment of certain Performance Goals during the Performance Period as described in Section 6.

     2.23 "Permitted Non-employee Director Transferees" means "Permitted Non-employee Director Transferees" as described in Section 10.2.

     2.24 "Permitted Transferees" means "Permitted Transferees" as described in
Section 5.4.

     2.25 "Restricted Stock" means Shares awarded subject to restrictions as described in Section 7.

     2.26 "Restricted Stock Award Agreement" means an agreement described in
Section 7.1 which evidences the grant of a Restricted Stock Award.

     2.27 "Restriction Period" means the period of time established by the Committee during which certain restrictions as to vesting and the sale or other disposition of Shares awarded under the Plan remain in effect.

     2.28 "Retirement" means retirement of a Non-employee Director from the Board at the end of the month in which he or she reaches age 72, in accordance with the Board retirement policy of the Corporation.

     2.29 "Shares" means shares of Stock, subject to adjustments made under
Section 3.2 or by operation of law.

     2.30 "Stock" means the common stock of the Corporation, together with the associated preferred stock purchase rights.

     2.31 "Stock Appreciation Rights" or "SARs" means the right to receive a payment from the Corporation equal to the excess of the fair market value of a stated number of Shares at the exercise date over a fixed price for such Shares.

     2.32 "Stock Appreciation Rights Agreement" means an agreement described in
Section 8.1 which evidences the grant of Stock Appreciation Rights.

     2.33 "Stock Option Agreement" means an agreement described in Section 5.1 which evidences the grant of an Option.

     2.34 "Units" means units under an Award that is payable solely in cash, and the value of a Unit shall be equal to the value of one Share.

3. SHARES SUBJECT TO PLAN

     3.1 In General.

     (a) Shares Reserved under the Plan. Under the Plan, there shall be 8,000,000 Shares which may be awarded, or by which Awards may be valued or otherwise based. Shares to be issued pursuant to the Plan may be authorized and unissued Shares, treasury Shares, or any combination thereof.

     (b) Reissue of Shares and Units. If any Shares or Units subject to an Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such Shares or payment of the value of Units to a Participant, or if any Shares are surrendered by a Participant in full or partial payment of the Option Price of an Option, such Shares, and the Shares with respect to which such Units were awarded, shall again be available for Awards under the Plan to the extent of any such forfeiture, termination or surrender.

     3.2 Adjustments. Subject to Section 13 hereof, the aggregate number and class of Shares which may be awarded under the Plan and the number, class and price of Shares subject to outstanding Awards shall be adjusted by the Board or the Committee to reflect a change in the capitalization of the Corporation resulting from a stock dividend or split, and may be adjusted by the Board or the Committee to reflect a change in the capitalization of the Corporation resulting from a merger, consolidation, acquisition, separation (including a spin-off or spin-out), reorganization or liquidation; provided that the number of shares subject to any Award shall always be a whole number; provided further that the number and price of Shares subject to outstanding Options granted to Non-employee Directors pursuant to Section 10 hereof and the number of Shares subject to future Options to be granted pursuant to Section 10 shall be subject to adjustment only as set forth in Section 10 hereof. Notwithstanding the foregoing, the issuance by the Corporation of shares of any class or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Shares authorized for issuance under Section 3.1(a) or the Shares subject to outstanding Awards.

4. ADMINISTRATION OF PLAN

     4.1 Administration by the Committee. The Plan shall be administered by the Committee. The Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. Notwithstanding the foregoing, neither the Board nor the Committee shall have any discretion with respect to Options granted to Non-employee Directors pursuant to Section 10 hereof.

     4.2 Designation of Participants. Participants shall be selected, from time to time, by the Committee from those employees of the Corporation and its Affiliates who, in the opinion of the Committee, have the capacity to contribute materially to the continued growth and successful performance of the Corporation.

5. STOCK OPTIONS

     5.1 Grants. Options (including incentive stock options within the meaning of Section 422 of the Code) may be granted, from time to time, to such Participants as may be selected by the Committee; provided, however, that incentive stock options may be granted only to those Participants who are employees of the Corporation or an Affiliate that is "subsidiary" of the Corporation within the meaning of Section 424(f) of the Code or a "parent" of the Corporation within the meaning of Section 424(e) of the Code. The Option Price shall be determined by the Committee effective on the Grant Date; provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, Options granted under this Plan in substitution for stock options canceled as a result of a recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other transaction may have an Option Price less than one hundred percent (100%) of the Fair

Market Value on the Grant Date. The number of Shares subject to each Option granted to each Participant, the term of each Option, and any other terms and conditions of an Option granted hereunder shall be determined by the Committee, in its sole discretion, effective on the Grant Date; provided, however, that no Option shall be exercisable any later than ten (10) years from the Grant Date. Each Option shall be evidenced by a Stock Option Agreement between the Participant and the Corporation which shall specify the type of Option granted, the Option Price, the term of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option becomes exercisable and such other terms and conditions as the Committee shall determine.

     5.2 Payment of Option Price. No Shares shall be issued upon the exercise of an Option until full payment of the Option Price therefor by the Participant. Upon exercise, the Option Price may be paid in cash, in Shares having a Fair Market Value on the date of exercise equal to the Option Price, or in any combination thereof.

     5.3 Rights as Shareholders. Participants shall not have any of the rights of a shareholder with respect to any shares subject to an Option until such Shares have been issued upon the proper exercise of such Option.

     5.4 Transferability of Options. Except as permitted by this Section 5.4, Options granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant; however, the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Participant under this Plan. The Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Participant (other than incentive stock options (within the meaning of Section 422 of the Code)) to be on terms which permit transfer by such Participant by gift or under a domestic relations order to (a) family members of the Participant or to a trust, corporation, foundation, partnership or limited liability company, provided the transfer of such Options to such transferee would not adversely affect the qualification of the Options or the underlying Shares for registration on a Registration Statement on Form S-8, and (b) to other transferees permitted by the Committee in its discretion (such transferees of a Participant are referred to as "Permitted Transferees"); provided that (x) the Stock Option Agreement shall specifically provide for transferability in a manner consistent with this Section and (y) subsequent transfers of transferred Options shall be prohibited except by gift or under a domestic relations order to the Participant or a Permitted Transferee of the Participant. Following transfer, Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall continue to be applied with respect to the Permitted Transferee; and all other terms of the Option shall remain unchanged.

     5.5 Termination of Employment. If a Participant ceases to be an employee of either the Corporation or of any of its Affiliates, the Options granted hereunder shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Corporation.

     5.6 Individual Share Limitation. The number of Shares for which Options may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year. In addition, the number of Shares for which Options may be granted to any Participant upon exercise by such Participant of an Option for which the Option Price is paid in whole or in part in Shares shall not exceed 250,000 Shares in any one fiscal year.

6. PERFORMANCE SHARE AWARDS

     6.1 Awards. Awards of Shares may be made, from time to time, to such employees of the Corporation and its Affiliates as may be selected by the Committee. The release of such Shares to the Participant shall be contingent upon (a) the degree of attainment, as determined by the Committee, of the applicable Performance Goals during the Performance Period, and (b) the expiration of the Performance Period. Except as provided in Section 12 hereof and the Performance Share Award Agreement between the Participant and the Corporation, Shares subject to such Awards under this Section 6.1 shall be released to the Participant only after the expiration of the relevant Performance Period. Each Award under this Section 6.1 shall be evidenced by a Performance Share Award Agreement between the Participant and the Corporation which shall specify the applicable Performance Goals, the Performance Period, any forfeiture conditions and such other terms and conditions as the Committee shall determine.

     6.2 Payouts. Upon expiration of the Performance Period, the Corporation shall, at its option, cause such Shares as to which a Participant is entitled either (a) to be issued by a certificate registered in the name of the Participant or the Participant's designee evidencing the Shares to which the Participant is entitled and released to the custody of the Participant or (b) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

     6.3 Rights as Shareholders. Subject to the provisions of the Performance Share Award Agreement between the Participant and the Corporation, during the Performance Period Participants may exercise full voting rights with respect to all Shares awarded thereto under Section 6.1 hereof and shall be entitled to receive cash dividends paid with respect to those Shares. A Participant's right to receive stock dividends or any other distributions with respect to Shares subject to a Performance Share Award shall be contingent upon the Participant's receipt of the underlying Shares.

     6.4 Transferability of Shares. Shares awarded under Performance Share Awards shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Performance Period.

     6.5 Termination of Employment. If a Participant ceases to be an employee of either the Corporation or one of its Affiliates, the number of Shares subject to the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Corporation.

     6.6 Transfer of Employment. If a Participant transfers employment from one business unit of the Corporation or any of its Affiliates to another business unit during a Performance Period, the Committee may, in its sole discretion, adjust the number of Shares the Participant is eligible to receive based upon such factors as the Committee may deem appropriate.

     6.7 Individual Share Limitation. The number of Shares for which Performance Share Awards may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

7. RESTRICTED STOCK AWARDS

     7.1 Awards. Awards of Shares, subject to such restrictions as to vesting and otherwise, for example, the attainment of applicable Performance Goals within a Performance Period, as the Committee shall determine, may be made, from time to time, to employees of the Corporation and its Affiliates as may be selected by the Committee. The Committee may in its sole discretion at the time an Award is made or at any time thereafter provide for the early vesting of such Award prior to the satisfaction of applicable conditions, the attainment of applicable Performance Goals or the expiration of the Restriction Period. Each Award under this Section 7.1 shall be evidenced by a Restricted Stock Award Agreement between the Participant and the Corporation which shall specify the vesting schedule, applicable Performance Goals, any rights of acceleration, any forfeiture conditions, and such other terms and conditions as the Committee shall determine.

     7.2 Payouts. Upon expiration of the Restriction Period, the Corporation shall at its option, cause such Shares as to which a Participant is entitled either (a) to be issued by a stock certificate registered in the name of the Participant or the Participant's designee and released to the custody of the Participant or (b) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

     7.3 Rights as Shareholders. Subject to the provisions of the Restricted Stock Award Agreement between the Participant and the Corporation, during the Restriction Period Participants may exercise full voting rights with respect to all Shares awarded thereto under Section 7.1 hereof and shall be entitled to receive cash dividends paid with respect to those Shares. A Participant's right to receive stock dividends or any other distributions with respect to Shares awarded under a Restricted Stock Award shall be contingent upon vesting and expiration of such other restrictions otherwise applicable to the Award.

     7.4 Transferability of Shares. Shares awarded under Restricted Stock Awards shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

     7.5 Termination of Employment. If a Participant ceases to be an employee of either the Corporation or any of its Affiliates, the number of Shares subject to the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Corporation. All remaining shares as to which restrictions apply at the date of termination of employment shall be forfeited subject to such exceptions, if any, authorized by the Committee.

     7.6 Individual Share Limitation. The number of Shares of Restricted Stock which may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

8. STOCK APPRECIATION RIGHTS

     8.1 Grants. Stock Appreciation Rights may be granted, from time to time, to such employees of the Corporation and its Affiliates as may be selected by the Committee. SARs may be granted at the discretion of the Committee either (a) in connection with an Option or (b) independent of an Option. The price from which appreciation shall be computed shall be established by the Committee at the Grant Date; provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of the number of Shares subject to the grant on the Grant Date. In the event a SAR is granted in connection with an Option, the fixed price from which appreciation shall be computed shall be the Option Price. Notwithstanding the foregoing, SARs granted under the Plan in substitution for SARs canceled as a result of a recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other transaction may have a fixed price less than one hundred percent (100%) of the Fair Market Value on the Grant Date. Each grant of a SAR shall be evidenced by a Stock Appreciation Rights Agreement between the Participant and the Corporation which shall specify the type of SAR granted, the number of SARs, the conditions upon which the SARs vest and such other terms and conditions as the Committee shall determine.

     8.2 Exercise of SARs. SARs may be exercised upon such terms and conditions as the Committee shall determine; provided, however, that SARs granted in connection with Options may be exercised only to the extent the related Options are then exercisable. Upon exercise of a SAR granted in connection with an Option as to all or some of the Shares subject to such Award, the related Option shall automatically be canceled to the extent of the number of Shares subject to the exercise. Conversely, if the related Option is exercised as to some or all of the Shares subject to such Award, the related SAR shall automatically be canceled to the extent of the number of Shares subject to the exercise.

     8.3 Payment upon Exercise. Upon exercise of a SAR, the holder shall be paid in cash, in Shares, or in any combination thereof, the excess of the Fair Market Value of the number of Shares subject to the exercise over the fixed price.

     8.4 Rights of Shareholders. Participants shall not have any of the rights of a shareholder with respect to any Options granted in connection with a SAR until Shares have been issued upon the proper exercise of an Option.

     8.5 Transferability of SARs. Except as permitted by this Section 8.5, SARs granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant; however, the person or persons to whom an SAR is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Participant under this Plan. The Committee may, in its discretion, authorize all or a portion of the SARs to be granted to a Participant to be on terms which permit transfer by such Participant by gift or under a domestic relations order to Permitted Transferees; provided that (a) the Stock Appreciation Rights Agreement shall specifically provide for transferability in a manner consistent with this Section 8.5 and (b) subsequent transfers of transferred SARs shall be prohibited except by gift or under a domestic relations order to the Participant or a Permitted Transferee of the Participant. Following transfer, SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall continue to be applied with respect to the Permitted Transferee; and all other terms of the SARs shall remain unchanged.

     8.6 Termination of Employment. If a Participant ceases to be an employee of either the Corporation or of any of its Affiliates, SARs granted hereunder shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Corporation.

     8.7 Individual Share Limitation. The number of Shares for which SARs may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

9. OTHER SHARE-BASED AWARDS

     Awards of Shares, Units and other Awards that are valued by reference to, or are otherwise based on, Shares or Units (including, but not limited to phantom stock performance units, bonus stock or similar securities or rights) may be made, from time to time, to employees of the Corporation and its Affiliates as may be selected by the Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Committee may in its sole discretion determine the terms and conditions of any such Award, including the attainment of applicable Performance Goals within a Performance Period. Each such Award shall be evidenced by an agreement between the Participant and the Corporation which shall specify the number of Shares or Units subject to the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine. The number of Shares or Units subject to any Awards under this
Section 9 which may be granted to a Participant shall not exceed 250,000 Shares or Units, as the case may be, in any one fiscal year.

10. NON-EMPLOYEE DIRECTORS' OPTIONS

     10.1 Grants. Each Non-employee Director shall automatically be granted an Option to purchase 10,000 Shares on the later of the Distribution Date or the date such Non-employee Director joins the Board. Effective the first business day of the month following the annual meeting of shareholders in the year 2000 and each annual meeting of shareholders thereafter, each Non-employee Director shall automatically be granted an Option to purchase 2,000 Shares. All such Options shall be nonstatutory stock options. The Option Price shall be one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date. Each Option shall be evidenced by a Non-employee Director Stock Option Agreement between the Participant and the Corporation.

     10.2 Transferability of Options. Except as permitted by this Section 10.2, Options granted under the Plan to Non-employee Directors may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all Options granted to a Non-employee Director under the Plan shall be exercisable during the lifetime of such Non-employee Director only by such Non-employee Director; however, the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Non-employee Director under this Plan. Notwithstanding the foregoing, an Option granted to a Non-employee Director shall permit transfer by such Participant by gift or under a domestic relations order to family members of the Non-employee Director or to a trust, provided the transfer of such Option to such transferee would not adversely affect the qualification of such Options or the underlying Shares for registration on a Registration Statement on Form S-8 (such transferees of a Non-employee Director are referred to as "Permitted Non-employee Director Transferees"), and provided further that subsequent transfers of transferred Options shall be prohibited except by gift or under a domestic relations order to the Non-employee Director or a Permitted Non-employee Director Transferee of the Non-employee Director. Following transfer, Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Non-employee Director shall remain subject to applicable tax withholding; the events of death and Retirement shall continue to be applied with respect to the Non-employee Director; and all other terms of the Option shall remain unchanged.

     10.3 Exercise of Options. Except as set forth in this Section 10, fifty percent (50%) of the total number of Shares subject to an Option granted to a Non-employee Director shall become exercisable on the first anniversary of the Grant Date and twenty-five percent (25%) on the second and third anniversary of the Grant Date. The right to purchase Shares subject to an Option which has become exercisable shall be cumulative during the term of the Option. Any Option granted to a Non-employee Director that has been outstanding for more than one
(1) year shall immediately become exercisable in the event of a Change in Control, as hereinafter defined. The Option may be exercised by the Non-employee Director during the period that the Non-employee Director remains a member of the Board and for a period of three (3) years following Retirement, or for a period of three (3) months following termination of service on the Board upon expiration of the Non-employee Director's term on the Board prior to Retirement, provided that only those Options exercisable at the date of the Non-employee Director's Retirement, or the Non-employee Director's termination of service on the Board upon expiration of his or her term on the Board prior to Retirement, may be exercised during the period following Retirement, or termination of service on the Board upon expiration of the Non-employee Director's term on the Board prior to Retirement, and provided further that in no event shall the Option be exercisable more than ten (10) years after the Grant Date.

     In the event of the death of a Non-employee Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death, and then only (a) by the executor or administrator of the Non-employee Director's estate or by the person or persons to whom the Non-employee Director's rights under the Option shall pass by the Non-employee Director's will or the laws of descent and distribution, or by a Permitted Non-employee Director Transferee to whom the Option has been transferred, and (b) if and to the extent that the Option was exercisable at the date of the Non-employee Director's death, provided that in no event shall the Option be exercisable more than ten (10) years after the Grant Date.

     10.4 Payment of Option Price. No Shares shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Non-employee Director. Payment for the Shares may be paid in cash, in Shares having a Fair Market Value equal to the Option Price, or any combination thereof.

     10.5 Adjustments. Subject to Section 13 hereof, the number and class of Shares subject to Options to be granted to Non-employee Directors pursuant to the provisions of this Section 10 and the number, class and Option Price of Shares subject to outstanding Options granted to Non-employee Directors shall be adjusted by the Board or the Committee to reflect a change in the capitalization of the Corporation resulting from a stock dividend or split, and may be adjusted by the Board or the Committee to reflect a change in the capitalization of the Corporation resulting from a merger, consolidation, acquisition, separation (including a spin-off or spin-out), reorganization or liquidation; provided that the number of shares subject to any Option shall always be a whole number. In the case of any such adjustment, the number of Shares shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares by reason of such change in capitalization, and the Option Price shall be proportionately reduced in the case of an increase in the number of Shares and proportionately increased in the case of a decrease in the number of Shares. The issuance by the Corporation of shares of any class or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Shares subject to Options to be granted to Non-employee Directors pursuant to the provisions of this Section 10 or the Shares subject to outstanding Options granted to Non-employee Directors.

11. AWARDS TO FOREIGN NATIONALS OR OTHER EMPLOYEES OUTSIDE UNITED STATES

     The Committee shall have authority to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States, or both, on terms and conditions different from those specified herein as may, in the sole judgment and discretion of the Committee, be necessary or desirable to further the purpose of the Plan or to comply with foreign legal or regulatory requirements. Each such Award shall be evidenced by an agreement between the Participant and the Corporation which shall specify the number of Shares or Units subject to the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine. The number of Shares or Units subject to any Awards under this Section 11 which may be granted to a Participant shall not exceed 250,000 Shares or Units, as the case may be, in any one fiscal year.

12. CHANGE IN CONTROL

     12.1 Definition of Change in Control. For purposes hereof, a "change in control" shall be deemed to have occurred if:

          (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (a) by the Corporation or any subsidiary, (b) by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (c) by any underwriter temporarily holding securities pursuant to an offering of such securities, (d) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or (e) by a corporate officer of the Corporation or by any group of persons including a corporate officer or acting in concert with a corporate officer;

          (ii) individuals who, on the Distribution Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Distribution Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination), shall also be deemed to be an Incumbent Director; provided, however, that no such individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation's shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (a) more than 66 2/3% of the total voting power of the company resulting from such Business Combination (including, without limitation, any company which directly or indirectly has beneficial ownership of 100% of the Corporation Voting Securities) eligible to elect directors of such company is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (b) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the company resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the company resulting from such Business Combination, and (c) at least a majority of the members of the board of directors of the company resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (a), (b) and (c) shall be deemed to be a "Non-Control Transaction"); or

          (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries.

     Notwithstanding the foregoing, a "change in control" of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; provided that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a "change in control" of the Corporation shall then occur.

     12.2 Acceleration of Benefits. In the event of a Change in Control, all outstanding Awards (except Options granted pursuant to Section 10 hereof) shall be paid in such manner and in such amounts as determined by the Committee in its sole discretion at the time such Awards are made.

13. AMENDMENT OR TERMINATION OF PLAN

     Until such time as a Change in Control shall have occurred, the Board or the Committee may amend, suspend or terminate the Plan or any part thereof from time to time, provided that no change may be made which would impair the rights of a Participant to whom an Award has been made without the consent of said Participant, and provided further that neither the Board nor the Committee may make any alteration or amendment to the Plan which would increase the aggregate number of Shares which may be issued under the Plan (other than an increase reflecting a change in capitalization of the Corporation), change the class of employees eligible to participate in the Plan, or amend, modify or delete
Section 10 hereof without the approval of the shareholders of the Corporation, so long as such approval is required by applicable law or regulation. After a Change in Control, the Board or the Committee shall no longer have the power to amend, suspend or terminate the Plan or any part thereof, except to comply with changes to the Code, the 1933 Act, the 1934 Act, or other applicable law or stock exchange rules.

14. MISCELLANEOUS

     14.1 Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any of its Affiliates to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Corporation or any of its Affiliates.

     14.2 Withholding for Taxes. The Corporation shall have the authority to withhold, or to require a Participant to remit to the Corporation, prior to issuance or delivery of any Shares or cash hereunder, an amount sufficient to satisfy federal, state and local tax or withholding requirements associated with any Award. In addition, the Corporation may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by
(a) delivering to the Corporation Shares held by such Participant having a Fair Market Value equal to the amount of the tax or (b) directing the Corporation to retain Shares otherwise issuable to the Participant under the Plan.

     14.3 Status of Awards. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or an Affiliate and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     14.4 Waiver of Restrictions. The Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any remaining restrictions or vesting requirements in connection with any Award hereunder.

     14.5 Delegation to Management. The Committee may delegate to one or more officers of the Corporation, or a committee of officers, the right to grant Awards hereunder to employees who are not officers or directors of the Corporation and to adjust, in accordance with the terms of the Plan, Awards to employees who are not officers or directors of the Corporation.

     14.6 Adjustment of Awards. Subject to Section 13, the Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals for Performance Share Awards or Restricted Stock Awards or in the terms and conditions of other Awards (except Options granted pursuant to Section 10 hereof) in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate; provided, however, that to the extent an Award is intended to come within the exception for performance-based compensation under Section 162(m) of the Code, any such adjustments shall be made in a manner consistent with such Code section and the regulations promulgated thereunder. In addition, no such adjustments shall impair the rights of any Participant without his or her consent. Subject to Section 10 in the case of Options granted to Non-employee Directors, the Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, including, without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Corporation or of any acquired entity. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. The Committee shall have the right to amend any Award or to withhold or otherwise restrict the transfer of any Shares or cash under this Plan to a Participant as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Section 16 of the 1934 Act might be applicable to such grant or transfer.

     14.7 Consideration for Awards. Except as otherwise required in any applicable agreement or by the terms of the Plan, Participants under the Plan shall not be required to make any payment or provide consideration for an Award other than the rendering of services.

     14.8 Deferral. Notwithstanding anything contained herein to the contrary, in the event that any Award shall be ineligible for treatment as performance-based compensation under Section 162(m) of the Code, the Committee, in its sole discretion, shall have the right with respect to any Participant who is in the year any Award hereunder becomes deductible by the Corporation a "covered employee" under Section 162(m) of the Code, to defer, in whole or in part, such Participant's receipt of such Award until the Participant is no longer a "covered employee" or until such time as shall be determined by the Committee, provided that the Committee may effect such a deferral only in a situation where the Corporation would be prohibited a deduction under Section 162(m) of the Code and such deferral shall be limited to the portion of the Award that is not deductible.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED

                             LANIER WORLDWIDE, INC.

                         KEY CONTRIBUTOR INCENTIVE PLAN

     1. Purpose. The purpose of the Lanier Worldwide, Inc. Key Contributor Incentive Plan (the "Plan") is to promote the growth and performance of Lanier Worldwide, Inc. (the "Corporation") by linking a portion of the total compensation for certain key employees to attainment of such corporate, sector and division financial objectives as shall be approved by the applicable Plan Administrator for each Plan Year.

     2. Definitions.  The following definitions are applicable to the Plan:

          "Affiliate" means any entity controlling, controlled by or under common control with the Corporation, through ownership, directly or indirectly, of a 50% or more interest in voting rights or profits.

          "Board" means the Board of Directors of the Corporation.

          "Committee" means a committee of the Board to which the Board has delegated authority and responsibility under the Plan and which shall be appointed by, and serve at the pleasure of, the Board, and shall consist solely of two or more members of the Board who are not employees of the Corporation or any Affiliate thereof and who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder.

          "Executive Officer" means the Chief Executive Officer of the Corporation and each other individual the Board has designated as an executive officer of the Corporation for purposes of reporting under
     Section 16 of the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          "Participant" means any salaried employee of the Corporation and its subsidiaries and Affiliates designated by the Plan Administrator to participate in the Plan.

          "Plan Administrator" means with respect to any Participant, the person or group designated to administer the Plan with respect to such Participant as provided in Section 3.

          "Plan Year" means the fiscal year of the Corporation.

     3. Administration of Plan. With respect to participation in the Plan by the Chief Executive Officer of the Corporation and each other Executive Officer, the Plan shall be administered by the Committee. With respect to participation in the Plan by Participants who are not Executive Officers, the Plan shall be administered by the Board, the Committee, or the Chief Executive Officer, in accordance with the Corporation's compensation practices. The Plan Administrator shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. If the Chief Executive Officer is the Plan Administrator, the Chief Executive Officer may delegate to one or more other officers of the Corporation, or a committee of officers, the right to award annual incentive awards hereunder to employees who are not officers or directors of the Corporation and to adjust, in accordance with the terms of the Plan, awards to employees who are not officers or directors of the Corporation.

     4. Designation of Participants. Participants in the Plan shall be selected by the Plan Administrator on an annual basis from among the salaried employees of the Corporation and its subsidiaries and Affiliates.

     5. Annual Incentive Awards.

     (a) Each Participant in the Plan shall be eligible to receive such annual incentive award, if any, for each Plan Year as may be payable pursuant to the satisfaction of the performance criteria described below. The

Plan Administrator shall, on an annual basis, establish a "target annual incentive award" for each Participant, and the maximum amount of an annual incentive award that may be awarded to a Participant for a Plan Year shall be 200% thereof.

     (b) Participants shall have their annual incentive awards, if any, determined on the basis of the degree of achievement of performance goals that shall be established by the Plan Administrator in writing and that shall be stated in terms of the attainment of specified levels of, or percentage changes (as compared to a prior measurement period) in, any one or more of the following measurements, or any combination thereof: the Corporation's revenue, earnings per share of common stock of the Corporation, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow. The Plan Administrator shall, for each Plan Year, establish the performance goal or goals from among the foregoing to apply to each Participant and a formula or matrix prescribing the extent to which such Participant's annual incentive award shall be earned based upon the degree of achievement of such performance goal or goals. The Plan Administrator may determine that the annual incentive award payable to any Participant shall be based upon the attainment of performance goals comparable to those specified above but in whole or in part applied to the results of a subsidiary, Affiliate, division or sector of the Corporation for which such Participant has substantial management responsibility. Subject to Section 8, each Participant's period of performance will be the Plan Year.

     (c) A Participant's target annual incentive award or performance goals may be changed by the Plan Administrator during the Plan Year to reflect a change in responsibilities, provided that to the extent that at the time of such change an award is intended to come within the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended from time to time, any such change shall be made in a manner consistent with such Internal Revenue Code section and the regulations promulgated thereunder.

     (d) Except as provided in Section 6(a), the Plan Administrator may, in its sole discretion, (i) award or increase the amount of an annual incentive award payable to a Participant even though not earned in accordance with the performance goals established pursuant to this Section 5, or (ii) decrease the amount of an annual incentive award otherwise payable to a Participant even though earned in accordance with the performance goals established pursuant to this Section 5.

     6. Participation by Executive Officers. The following provisions shall be applicable to participation in the Plan by an Executive Officer to the extent an award made to such Executive Officer is intended to come within the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended from time to time:

     (a) Each such Participant's annual incentive award under the Plan for a Plan Year shall be based solely on achievement of one or more of the performance goals as established by the Plan Administrator pursuant to Section 5, and the Plan Administrator shall not have the discretion provided in Section 5(d) to increase the amount of the award.

     (b) With respect to each such Participant, no annual incentive award shall be payable hereunder except upon written certification by the Plan Administrator that the performance goals have been satisfied to a particular extent and that any other material terms and conditions precedent to payment of an annual incentive award pursuant to the Plan have been satisfied.

     (c) The maximum annual incentive award payable to any such Participant for any Plan Year shall be $2,000,000.

     7. Payment of Annual Incentive Award. Payment to a Participant of any amount of an annual incentive award shall be made, in cash, (i) following each incentive period(1) of the Plan Year (so long as the incentive period is shorter than the Plan Year), based on the degree of attainment in the incentive period of the applicable performance goals, and (ii) following the Plan Year, based on the degree of attainment in the Plan Year of the applicable performance goals. Incentive period payment potential as a percent of the target annual incentive award is as follows:

        QUARTERLY               SEMI-ANNUALLY        ANNUALLY
        ---------               -------------        --------
First Quarter          15%  First Half          30%    100%
Second Quarter         25%  Second Half         70%
Third Quarter          20%
Fourth Quarter         40%

Payment to a Participant of any amount of an annual incentive award earned based on the degree of attainment in the Plan Year of the applicable performance goals shall be reduced by payments made to the Participant for such Plan Year. Payments are made for an incentive period that does not end with the last day of the Plan Year approximately six weeks following the end of each such incentive period. Final year-end payments are made following the formal audit certification for the Plan Year. If the maximum incentive period payment opportunity is not achieved in any incentive period ending prior to the last day of the Plan Year, the deficiency can be eliminated based on total performance for the Plan year. A Participant may earn in excess of the target annual incentive award for exceeding the applicable performance goals for the Plan Year. The preceding sentence does not apply to incentive periods ending prior to the last day of the Plan Year.

     8. Special Provisions.

     (a) A Participant's initial period of performance will be prorated according to his or her selection for participation in the Plan. The initial period of performance for an employee who begins participation prior to or on the 15th day of a calendar month will begin on the first day of the calendar month in which he or she first becomes a Participant. The initial period of performance for an employee who begins participation on or after the 16th day of a calendar month will begin on the first day of the immediately following calendar month. The initial period of performance will end on the last day of the Plan Year in which participation begins.

     (b) Except as provided in paragraph (c) below, a Participant must be actively employed on the last day of an incentive period to qualify for a payment calculated for that time frame.

     (c) In the event that a Participant retires or dies during the Plan Year, the Participant (or his or her estate) will be eligible for prorated payments following the end of the last incentive period worked and the end of the Plan Year, provided the applicable performance goals are attained.

---------------

(1) Incentive periods for plan participants other than Executive Officers are as follows:

PLAN YEAR                                                        PERIOD
---------                                                        ------
  2001......................................................  Plan Quarter
  2002......................................................   Six Months
  2003 (Forward)............................................   Plan Year

The incentive periods for Executive Officers are as follows:

PLAN YEAR                                                        PERIOD
---------                                                        ------
  2001......................................................   Six Months
  2002 (Forward)............................................   Plan Year

     (d) A Participant's performance period shall not include any period while he or she is on a leave of absence and he or she will not be eligible for an award for the period beginning the first day of the calendar month following the last day of active employment and ending when the performance period recommences following his or her return to work. The performance period shall recommence on the first day of the calendar month in which the Participant returns to work, if he or she returns to work on or before the 15th day of such calendar month. If such Participant returns to work on or after the 16th day of a calendar month, his or her performance period will recommence on the first day of the calendar month following his or her return to work.

     (e) In the event a Participant is demoted or transferred to a position not eligible to participate in this Plan, participation for the incentive period in which the demotion or transfer takes place will be prorated, provided the Participant is actively employed by the Corporation or a subsidiary or Affiliate on the last day of the incentive period. The same criteria applied to determine the beginning of the Performance Period in paragraph (a) above will be applied to determine eligibility for the calendar month in which a Participant's position changes. If a Participant is demoted or transferred to a position qualifying to participate in the Plan at a lesser award level, participation in the Plan will continue for the Plan Year of the demotion or transfer with appropriate prorations based on the same criteria as described in paragraph (a) above.

     (f) When a Participant's performance period is less than the entire Plan Year as a result of leaving or entering the Plan after the beginning of the Plan Year, the target award for such Participant shall be adjusted. For Participants leaving the Plan, this adjustment shall be made at the end of the Plan Year based on the final year-end results. An adjusted payment shall be made to provide total incentive payments that are proportional to total year results, prorated for the number of months of participation in the Plan and subject to paragraph (b) above. For Participants entering the Plan, this adjustment also shall be made to provide total incentive payments that are proportional to total year results, prorated for the number of months of participation in the Plan.

     9. Participant's Interests. A Participant's interest in any annual incentive awards hereunder shall at all times be reflected on the Corporation's books as a general unsecured and unfunded obligation of the Corporation subject to the terms and conditions of the Plan. The Plan shall not give any person any right or security interest in any asset of the Corporation or any fund in which any deferred payment is deemed invested. Neither the Corporation, the Board, nor the Plan Administrator shall be responsible for the adequacy of the general assets of the Corporation to discharge the payment of its obligations hereunder nor shall the Corporation be required to reserve or set aside funds therefor.

     10. Non-Alienation of Benefits; Beneficiary Designation. All rights and benefits under the Plan are personal to the Participant and neither the Plan nor any right or interest of a Participant or any other person arising under the Plan is subject to voluntary or involuntary alienation, sale, transfer, or assignment without the Corporation's consent. Subject to the foregoing, the Corporation shall establish such procedures as it deems necessary for a Participant to designate one or more beneficiaries to whom any payment the Plan Administrator determines to make would be payable in the event of the Participant's death.

     11. Withholding for Taxes. Notwithstanding any other provisions of this Plan, the Corporation may withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with any federal, state and local tax or withholding requirements.

     12. Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any of its subsidiaries or Affiliates to terminate a Participant's employment at any time, or confer upon any Participant any right to continued employment with the Corporation or any of its subsidiaries or Affiliates.

     13. Determinations Final. Each determination provided for in the Plan shall be made by the Plan Administrator under such procedures as may from time to time be prescribed by the Plan Administrator and shall be made in the sole discretion of the Plan Administrator. Any such determination shall be conclusive.

     14. Change in Control.

     (a) Notwithstanding anything to the contrary provided elsewhere herein, in the event of a "change in control" of the Corporation, as defined in Section 14(b) below, then the Corporation shall as promptly as practicable pay any annual incentive awards awarded to Participants. The payment to each Participant shall be an amount not less than the target annual incentive award as originally approved for the Plan Year (net of any incentive period payments previously made for the Plan Year under Section 7), notwithstanding actual results or any changes or modifications occurring after any such change in control.

     (b) "Change in control" means the occurrence of any one of the following events:

          (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (a) by the Corporation or any subsidiary, (b) by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (c) by any underwriter temporarily holding securities pursuant to an offering of such securities, (d) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or (e) with respect to any Participant, by such Participant or by any group of persons including such Participant or acting in concert with such Participant;

          (ii) individuals who, on the "Distribution Date" as defined in the Registration Statement on Form 10 and any amendments thereto filed by the Corporation with the Securities and Exchange Commission, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Distribution Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination), shall also be deemed to be an Incumbent Director; provided, however, that no such individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation's shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (a) more than 66 2/3% of the total voting power of the company resulting from such Business Combination (including, without limitation, any company which directly or indirectly has beneficial ownership of 100% of the Corporation Voting Securities) eligible to elect directors of such company is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (b) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the company resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the company resulting from such Business Combination, and (c) at least a majority of the members of the board of directors of the company resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the foregoing conditions specified in (a), (b) and (c) shall be deemed to be a "Non-Control Transaction"); or

          (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries.

     Notwithstanding the forgoing, a "change in control" of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; provided that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a "change in control" of the Corporation shall then occur.

     15. Adjustment of Awards. The Plan Administrator shall be authorized to make adjustments in the method of calculating attainment of performance goals in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles, whenever the Plan Administrator determines that such adjustments are appropriate; provided, however, that to the extent an annual incentive award is intended to come within the exception for performance-based compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, any such adjustments shall be made in a manner consistent with such Internal Revenue Code section and the regulations promulgated thereunder. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any annual incentive award in the manner and to the extent it shall be deemed desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Plan Administrator may, in its discretion, make such adjustments in the terms of annual incentive awards under the Plan as it shall deem appropriate.

     16. Deferral. Notwithstanding anything contained herein to the contrary, in the event that an annual incentive award shall be ineligible for treatment as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, the Plan Administrator, in its sole discretion, shall have the right, with respect to any Executive Officer who is a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, to defer, in whole or in part, such Executive Officer's receipt of his or her annual incentive award until the Executive Officer is no longer a "covered employee" or until such time as shall be determined by the Plan Administrator, provided that the Plan Administrator may effect such a deferral only in a situation where the Corporation would be prohibited a deduction under Section 162(m) and such deferral shall be limited to the portion of the award that is not deductible.

     17. Amendment or Termination. Until such time as a "change in control" shall have occurred, the Board or the Committee may, in its sole discretion, amend, suspend or terminate the Plan from time to time. No such amendment, suspension or termination shall alter a Participant's right to receive a distribution as previously earned, as to which this Plan shall remain in effect following its termination until all such amounts have been paid, except as the Board or the Committee may otherwise determine. After a "change in control," the Board or the Committee shall no longer have the power to amend, suspend or terminate the Plan, except to comply with changes to the Internal Revenue Code of 1986, as amended from time to time, or other applicable law.

                                                                       EXHIBIT C

                              AMENDED AND RESTATED

                             LANIER WORLDWIDE, INC.

                   LONG-TERM INCENTIVE PLAN FOR KEY EMPLOYEES

     1. Purpose. The purpose of the Lanier Worldwide, Inc. Long-term Incentive Plan for Key Employees (the "Plan") is to promote the growth and performance of Lanier Worldwide, Inc. (the "Corporation") by linking a portion of the total compensation for certain key employees to attainment of such corporate, sector and division financial objectives as shall be approved by the Committee, as appropriate, for long-term cycles of at least three (3) years.

     2. Definitions.  The following definitions are applicable to the Plan:

          "Affiliate" means any entity controlling, controlled by or under common control with the Corporation, through ownership, directly or indirectly, of a 50% or more interest in voting rights or profits.

          "Board" means the Board of Directors of the Corporation.

          "Committee" means a committee of the Board to which the Board has delegated authority and responsibility under the Plan and which shall be appointed by, and serve at the pleasure of, the Board, and shall consist solely of two or more members of the Board who are not employees of the Corporation or any Affiliate thereof and who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder.

          "Executive Officer" means the Chief Executive Officer of the Corporation and each other individual the Board has designated as an executive officer of the Corporation for purposes of reporting under
     Section 16 of the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          "Participant" means any salaried employee of the Corporation and its subsidiaries and Affiliates designated by the Committee to participate in the Plan for a Performance Period.

          "Performance Period" means a period of three (3) or more consecutive fiscal years of the Corporation established by the Committee for measurement of achievement of the established performance goal or goals described in Section 5(b).

     3. Administration of Plan. The Plan shall be administered by the Committee. The Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. The Committee may delegate to one or more officers of the Corporation, or a committee of officers, the right to award incentive awards hereunder to employees who are not officers or directors of the Corporation and to adjust, in accordance with the terms of the Plan, awards to employees who are not officers or directors of the Corporation.

     4. Designation of Participants. Each Performance Period, Participants, if any, in the Plan shall be selected by the Committee from among the salaried employees of the Corporation and its subsidiaries and Affiliates recommended to the Committee by the Chief Executive Officer.

     5. Incentive Awards.

     (a) Each Participant in the Plan for a Performance Period shall be eligible to receive such incentive award, if any, for the Performance Period as may be payable pursuant to the performance criteria described below. The Committee shall establish a "target incentive award" for each Participant for the Performance

Period, and the maximum amount of an incentive award that may be awarded to the Participant for the Performance Period shall be 200% thereof.

     (b) Participants shall have their incentive awards, if any, determined on the basis of the degree of achievement of performance goals that shall be established by the Committee in writing and that shall be stated in terms of the attainment of specified levels of, or percentage changes (as compared to a prior measurement period) in, any one or more of the following measurements, or any combination thereof: the Corporation's revenue, earnings per share of common stock of the Corporation, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow. Percentage payments of each award shall range from 0% to 200%, in increments of 10%. The Committee shall, for each Performance Period, establish the performance goal or goals from among the foregoing to apply to each Participant and a formula or matrix prescribing the extent to which such Participant's incentive award shall be earned based upon the degree of achievement of such performance goal or goals. The Committee may determine that the incentive award payable to any Participant shall be based upon the attainment of performance goals comparable to those specified above but in whole or in part applied to the results of a subsidiary, Affiliate, division or sector of the Corporation for which such Participant has substantial management responsibility.

     (c) Awards shall be expressed in U.S. dollar amounts. For Participants ordinarily paid in currency other than U.S. dollars, the dollar amount of the award that is earned at the conclusion of the performance period shall be translated into the currency in which the Participant is ordinarily paid. The translation from the dollar amount to the local currency shall be based on a single average of the currency exchange rates at the end of each calendar quarter, as published in the Wall Street Journal, for the twelve quarters that comprise the performance period. The result of this calculation shall be used for the actual award payment.

     (d) A Participant's target incentive award or performance goals may be changed by the Committee during the Performance Period to reflect a change in responsibilities, provided that to the extent that at the time of such change an award is intended to come within the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended from time to time, any such change shall be made in a manner consistent with such Internal Revenue Code section and the regulations promulgated thereunder.

     (e) Except as provided in Section 6(a), the Committee may, in its sole discretion, (i) award or increase the amount of an incentive award payable to a Participant even though not earned in accordance with the performance goals established pursuant to this Section 5, or (ii) decrease the amount of an incentive award otherwise payable to a Participant even though earned in accordance with the performance goals established pursuant to this Section 5.

     6. Participation by Executive Officers. The following provisions shall be applicable to participation in the Plan by an Executive Officer to the extent an award made to such Executive Officer is intended to come within the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended from time to time:

     (a) Each such Participant's incentive award under the Plan for a Performance Period shall be based solely on achievement of one or more of the performance goals as established by the Committee pursuant to Section 5, and the Committee shall not have the discretion provided in Section 5(e) to increase the amount of the award.

     (b) With respect to each such Participant, no incentive award shall be payable hereunder except upon written certification by the Committee that the performance goals have been satisfied to a particular extent and that any other material terms and conditions precedent to payment of an incentive award pursuant to the Plan have been satisfied.

     (c) The maximum incentive award payable to any such Participant for any Performance Period shall be two million U.S. dollars ($2,000,000 U.S.).

     7. Payment of Incentive Award.

     (a) Payment of any amount to be paid to a Participant based upon the degree of attainment of the applicable performance goals shall be made at such time(s) as the Committee may in its discretion determine.

     (b) A Participant may elect to defer all or a portion of his or her award until a specified future date or event, but not later than age 65, by giving written notification of his or her intent to make such a voluntary deferral election. The election to defer part or all of the award must be made prior to the end of the second year of the performance period. During the voluntary deferral period, the deferred amounts shall accumulate interest based on the average long-term Treasury bill rate. However, Participants shall have no security interest in the deferred amounts, and the rights to these deferred awards shall be the same as those of general creditors of the Corporation. Deferred awards are payable in a lump sum or installments as elected by a Participant.

     In consideration of overseas assignments, the Corporation may agree to defer payments until completion of the assignment.

     8. Termination of Employment. If the Participant ceases to be an employee of the Corporation and its Affiliates prior to the expiration of the Performance
Period: (i) for any reason other than death, disability or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Affiliates, all awards to the Participant hereunder shall be forfeited; or (ii) due to death, disability or retirement pursuant to an established retirement plan or policy of the Corporation or of its Affiliates, the Participant (or his or her beneficiary) shall be eligible to receive a pro-rata portion of the amount which would have been paid to him or her under any outstanding awards at the end of the Performance Period within a reasonable period after the end of such Performance Period, such pro-rata portion to be measured by a fraction, the numerator of which is the number of months of the Performance Period during which the Participant's employment continued, and the denominator of which is the full number of months of the Performance Period. For purposes hereof, employment for any period of a month shall be deemed employment for a full month and employment is deemed discontinued on the day following the last day of active employment prior to termination.

     9. Participant's Interests. A Participant's interest in any incentive awards hereunder shall at all times be reflected on the Corporation's books as a general unsecured and unfunded obligation of the Corporation subject to the terms and conditions of the Plan. The Plan shall not give any person any right or security interest in any asset of the Corporation or any fund in which any deferred payment is deemed invested. Neither the Corporation, the Board, nor the Committee shall be responsible for the adequacy of the general assets of the Corporation to discharge the payment of its obligations hereunder nor shall the Corporation be required to reserve or set aside funds therefor.

     10. Non-Alienation of Benefits; Beneficiary Designation. All rights and benefits under the Plan are personal to the Participant and neither the Plan nor any right or interest of a Participant or any other person arising under the Plan is subject to voluntary or involuntary alienation, sale, transfer, or assignment without the Corporation's consent. In the event of a Participant's death or incapacity, the Committee may authorize the payment of an award to the Participant's designated beneficiary or guardian, or, in the absence of such written designation, to the person specified by will or by the applicable laws of descent and distribution. Any such beneficiary designation may be revoked and new beneficiaries appointed by the Participant by written instrument delivered to the Committee. Subject to the foregoing, the Corporation shall establish such procedures as it deems necessary for a Participant to designate one or more beneficiaries to whom any payment the Committee determines to make would be payable in the event of the Participant's death.

     11. Withholding for Taxes. Notwithstanding any other provisions of this Plan, the Corporation may withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with any federal, state and local tax or withholding requirements.

     12. Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any of its subsidiaries or Affiliates to terminate a Participant's employment at any time, or confer upon any Participant any right to continued employment with the Corporation or any of its subsidiaries or Affiliates.

     13. Determinations Final. Each determination provided for in the Plan shall be made by the Committee under such procedures as may from time to time be prescribed by the Committee and shall be made in the sole discretion of the Committee. Any such determination shall be conclusive.

     14. Change in Control.

     (a) Notwithstanding anything to the contrary provided elsewhere herein, in the event of a "change in control" of the Corporation, as defined in Section 14(b) below, then the Corporation shall as promptly as practicable pay any incentive awards awarded to Participants. The payment to each Participant shall be an amount not less than the target incentive award as originally approved for the Performance Period, notwithstanding actual results or any changes or modifications occurring after any such change in control.

     (b) "Change in control" means the occurrence of any one of the following events:

          (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (a) by the Corporation or any subsidiary, (b) by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (c) by any underwriter temporarily holding securities pursuant to an offering of such securities, (d) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or (e) with respect to any Participant, by such Participant or by any group of persons including such Participant or acting in concert with such Participant;

          (ii) individuals who, on the "Distribution Date" as defined in the Registration Statement on Form 10 and any amendments thereto filed by the Corporation with the Securities and Exchange Commission, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Distribution Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination), shall also be deemed to be an Incumbent Director; provided, however, that no such individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation's shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (a) more than 66 2/3% of the total voting power of the company resulting from such Business Combination (including, without limitation, any company which directly or indirectly has beneficial ownership of 100% of the Corporation Voting Securities) eligible to elect directors of such company is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (b) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the company resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the company resulting from such Business Combination, and (c) at least a majority of the members of the board of directors of the company resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the foregoing conditions specified in (a), (b) and (c) shall be deemed to be a "Non-Control Transaction"); or

          (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries.

Notwithstanding the forgoing, a "change in control" of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; provided that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a "change in control" of the Corporation shall then occur.

     15. Adjustment of Awards. The Committee shall be authorized to make adjustments in the method of calculating attainment of performance goals in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate; provided, however, that to the extent an award is intended to come within the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, any such adjustments shall be made in a manner consistent with such Internal Revenue Code section and the regulations promulgated thereunder. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any incentive award in the manner and to the extent it shall be deemed desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of incentive awards under the Plan as it shall deem appropriate.

     16. Deferral. Notwithstanding anything contained herein to the contrary, in the event that an incentive award shall be ineligible for treatment as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, the Committee, in its sole discretion, shall have the right, with respect to any Executive Officer who is a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, to defer, in whole or in part, such Executive Officer's receipt of his or her incentive award until the Executive Officer is no longer a "covered employee" or until such time as shall be determined by the Committee, provided that the Committee may effect such a deferral only in a situation where the Corporation would be prohibited a deduction under Section 162(m) and such deferral shall be limited to the portion of the award that is not deductible.

     17. Amendment or Termination. Until such time as a "change in control" shall have occurred, the Board or the Committee may, in its sole discretion, amend, suspend or terminate the Plan from time to time. No such amendment, suspension or termination shall alter a Participant's right to receive a distribution as previously earned, as to which this Plan shall remain in effect following its termination until all such amounts have been paid, except as the Board or the Committee may otherwise determine. After a "change in control," the Board or the Committee shall no longer have the power to amend, suspend or terminate the Plan, except to comply with changes to the Internal Revenue Code of 1986, as amended from time to time, or other applicable law.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED            Please mark
FOR THE PROPOSALS STATED BELOW.                                                                             your votes as
                                                                                                            indicated in     [X]
                                  this example

1. To elect two directors to serve      Nominees: Sidney E. Harris, Amos R. McMullian         2. To ratify the amended and restated
   for three-year terms:                                                                         Lanier Worldwide, Inc. Stock
                                                                                                 Incentive Plan:

     FOR all nominees           WITHHOLD               To withhold authority to vote for
    listed to the right        AUTHORITY               any individual nominee,
     (except as marked    to vote for all nominees     strike a line through
      to the contrary)      listed to the right        the nominee's name above.
                                                                                                      FOR    AGAINST    ABSTAIN
           [ ]                    [ ]                                                                 [ ]      [ ]        [ ]


3. To ratify the amended and restated Lanier   4. To ratify the amended and restated Lanier     5. To ratify the appointment of
   Worldwide, Inc. Key Contributor Incentive      Worldwide, Inc. Long-term Incentive Plan for     Ernst & Young LLP as independent
   Plan:                                          Key Employees:                                   auditors for fiscal year 2001:



        FOR     AGAINST     ABSTAIN                      FOR     AGAINST    ABSTAIN                   FOR    AGAINST    ABSTAIN
        [ ]       [ ]         [ ]                        [ ]       [ ]        [ ]                     [ ]      [ ]        [ ]

                                                                    In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment
                                                                    thereof.

                                                                    Date:                                                , 2000
                                                                          ----------------------------------------------

                                                                    -----------------------------------------------------------
                                                                                             Signature

                                                                    -----------------------------------------------------------
                                                                                             Signature

                                                                    Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When
PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT             signing in a fiduciary or representative capacity, please
PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO       give full title. If this proxy is submitted by a corporation,
ATTEND THE ANNUAL MEETING ON OCTOBER 26, 2000. IF YOU ATTEND        it should be executed in the full corporate name by a duly
THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN        authorized officer, if a partnership, please sign in the
IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.                         partnership name by an authorized person.
------------------------------------------------------------------------------------------------------------------------------------
                                                * FOLD AND DETACH HERE  *

                             LANIER WORLDWIDE, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               ON OCTOBER 26, 2000

    The undersigned hereby appoints James A. MacLennan and J. Michael Kelly, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Lanier Worldwide, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders or any adjournment of the Annual Meeting. The Annual Meeting will be held on Thursday, October 26, 2000, at 9:00 a.m., local time, at the Company's headquarters, located at 2300 Parklake Drive, N.E., Atlanta, Georgia 30345.

    This appointment relates to the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. By signing this Proxy, the undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The proxies are directed to vote on the matters described in the Notice of Annual Meeting of Stockholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment of the Annual Meeting.

                             * FOLD AND DETACH HERE  *